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IBM Notice of 2008 Annual Meeting and Proxy Statement

Dear Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 29, 2008 at 10 a.m., in the Ballroom of the Charlotte Convention Center, Charlotte, North Carolina.

We are very pleased that Dr. William R. Brody, president of The Johns Hopkins University, is a new nominee for the Board this year.

Messrs. Juergen Dormann and Minoru Makihara are not nominees for election, and their terms on the Board will end in April. We are very grateful to them for their many valuable contributions and we will miss their participation.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. Of course, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, Armonk, N.Y. 10504.

Very truly yours,

Samuel J. Palmisano
Chairman of the Board

Your vote is important

Please vote by using the internet,
the telephone, or by signing, dating, and returning
the enclosed proxy card.

ARMONK, NEW YORK 10504

MARCH 10, 2008

Notice of Meeting

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 29, 2008, at 10 a.m., in the Ballroom of the Charlotte Convention Center, 501 South College Street, Charlotte, North Carolina 28202. The items of business are:

1.               Election of directors for a term of one year.

2.               Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.               Such other matters, including five stockholder proposals, as may properly come before the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Daniel E. O’Donnell
Vice President and Secretary

This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 10, 2008, to all stockholders entitled to vote. The IBM 2007 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

Table of Contents

1.Election of Directors for a Term of One Year

GENERAL INFORMATION:
• Board of Directors
• Committees of the Board
• Certain Transactions and Relationships
• Certain Information about Insurance and Indemnification
• 2007 Director Compensation
• Section 16(a) Beneficial Ownership Reporting Compliance
• Ownership of Securities

EXECUTIVE COMPENSATION:
2007 Report of the Executive Compensation and Management Resources Committee of the Board of Directors
2007 Compensation Discussion and Analysis:
• Section 1: Executive Compensation Summary
• Section 2: Additional Information
2007 Summary Compensation
2007 Grants of Plan-Based Awards
2007 Outstanding Equity Awards at Fiscal Year-End
2007 Option Exercises and Stock Vested
2007 Retention Plan
2007 Pension Benefits
2007 Nonqualified Deferred Compensation
2007 Potential Payments Upon Termination

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Audit and Non-Audit Fees
2. Ratification of Appointment of Independent Registered Public Accounting Firm
3. Stockholder Proposal on Cumulative Voting
4. Stockholder Proposal on Executive Compensation
5. Stockholder Proposal on Board Committee on Human Rights
6. Stockholder Proposal on Special Meetings
7. Stockholder Proposal on Advisory Vote on Executive Compensation

FREQUENTLY ASKED QUESTIONS
APPENDIX A. DIRECTOR INDEPENDENCE STANDARDS

1. Election of Directors for a Term of One Year

The Board proposes the election of the following directors of the Company for a term of one year. Below is information about each nominee, including biographical data for at least the last five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Cathleen Black, 63, is president of Hearst Magazines, a division of The Hearst Corporation, a diversified communications company. She is chair of IBM’s Directors and Corporate Governance Committee and a member of IBM’s Executive Committee. Prior to joining Hearst Magazines, she was president and chief executive officer of the Newspaper Association of America from 1991 to 1996, president, then publisher, of USA TODAY from 1983 to 1991, and also executive vice president/marketing for Gannett Company, Inc. (USA TODAY parent company) from 1985 to 1991. She is a director of The Hearst Corporation, The Coca-Cola Company, the Advertising Council, a member of the Council on Foreign Relations and a trustee of the University of Notre Dame. Ms. Black became an IBM director in 1995.

William R. Brody, 64, is president of The Johns Hopkins University. He is a member of IBM’s Executive Compensation and Management Resources Committee. From 1987 to 1994, Dr. Brody was the Martin Donner Professor and director of the Department of Radiology, professor of electrical and computer engineering, and professor of biomedical engineering at Johns Hopkins and radiologist in-chief of The Johns Hopkins Hospital. He was the provost of the Academic Health Center at the University of Minnesota from 1994 until he assumed his current position in 1996. Dr. Brody became an IBM director in 2007.

Kenneth I. Chenault, 56, is chairman and chief executive officer of American Express Company, a financial services company. Mr. Chenault joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. Mr. Chenault became an IBM director in 1998.

Michael L. Eskew, 58, is retired chairman and chief executive officer of United Parcel Service, Inc., a provider of specialized transportation and logistics services. He is a member of IBM’s Audit Committee. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of last year. Mr. Eskew remains on the board of United Parcel Service, and he is also a director of Eli Lilly and Company, 3M Company and chairman of the Annie E. Casey Foundation. Mr. Eskew became an IBM director in 2005.

Shirley Ann Jackson, 61, is president of Rensselaer Polytechnic Institute. She is a member of IBM’s Directors and Corporate Governance Committee. Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995 and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of FedEx Corporation, Marathon Oil Corp., Medtronic, Inc., Public Service Enterprise Group Incorporated and NYSE Euronext. She is a member of the National Academy of Engineering and a fellow of the American Academy of Arts and Sciences. Dr. Jackson is past president of the American Association for the Advancement of Science and a member of the Council on Foreign Relations and the American Philosophical Society. Dr. Jackson became an IBM director in 2005.

Lucio A. Noto, 69, is a managing partner of Midstream Partners LLC, an investment company specializing in energy and transportation projects. He is chair of IBM’s Audit Committee and a member of IBM’s Executive Committee. Mr. Noto was chairman and chief executive officer of Mobil Corporation from 1994 until its merger with Exxon in 1999 at which time he was named vice chairman of Exxon Mobil Corporation. He held this position until his retirement in 2001. Mr. Noto is a director of Altria Group, Inc., Penske Automotive Group, Inc., and a member of the International Advisory Council of Temasek (Singapore) Inc. Mr. Noto became an IBM director in 1995.

James W. Owens, 62, is chairman of the board and chief executive officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. He is a member of IBM’s Audit Committee. Mr. Owens joined Caterpillar Inc. in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995, vice chairman in 2003 and to his current position in 2004. He is a director of Alcoa Inc. Mr. Owens serves on the boards of the Peterson Institute for International Economics in Washington, D.C. and the Council on Foreign Relations. He is chairman of the International Trade and Investment Task Force of the Business Roundtable, vice chairman of The Business Council, a member of the President’s Advisory Committee for Trade Policy and Negotiations and the Global Advisory Council to The Conference Board in New York. Mr. Owens became an IBM director in 2006.

Samuel J. Palmisano, 56, is chairman of the Board, president and chief executive officer of IBM and chair of IBM’s Executive Committee. Mr. Palmisano joined IBM in 1973. He was elected senior vice president and group executive of the Personal Systems Group in 1997, senior vice president and group executive of IBM Global Services in 1998, senior vice president and group executive of Enterprise Systems in 1999, president and chief operating officer in 2000, chief executive officer in 2002 and chairman of the Board in 2003. Mr. Palmisano is a director of Exxon Mobil Corporation. Mr. Palmisano became an IBM director in 2000.

Joan E. Spero, 63, is president of the Doris Duke Charitable Foundation. She is a member of IBM’s Audit Committee. Ms. Spero served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993 she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996 Ms. Spero served as U.S. Undersecretary of State for Economic, Business and Agricultural Affairs, and she assumed her current position with the Doris Duke Charitable Foundation in 1997. She is a director of the Council on Foreign Relations, a member of the International Advisory Board of Toyota Motors and a trustee of Columbia University and the Wisconsin Alumni Research Foundation. Ms. Spero became an IBM director in 2004.

Sidney Taurel, 59, is chairman of the board and chief executive officer of Eli Lilly and Company, a pharmaceutical company. He is chair of IBM’s Executive Compensation and Management Resources Committee and a member of IBM’s Executive Committee. Mr. Taurel joined Eli Lilly in 1971 and has held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, president and chief operating officer in 1996, chief executive officer in 1998 and chairman of the board in 1999. Mr. Taurel is a director of The McGraw-Hill Companies, Inc., a member of the White House Advisory Committee on Trade Policy and Negotiations, the Board of Overseers of the Columbia Business School and a trustee of the Indianapolis Museum of Art. Mr. Taurel became an IBM director in 2001.

Lorenzo H. Zambrano, 63, is chairman and chief executive officer of CEMEX, S.A.B. de C.V., a producer and marketer of cement and ready-mix concrete products. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Zambrano joined CEMEX in 1968. He was named chief executive officer in 1985 and has also served as chairman of the board since 1995. He is a director of Grupo Televisa and a member of the Citigroup International Advisory Board. He is also chairman of the board of the Tecnologico de Monterrey. Mr. Zambrano became an IBM director in 2003.

General Information

Board of Directors

IBM’s Board of Directors is responsible for supervision of the overall affairs of the Company. The Board held 10 meetings during 2007. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Overall attendance at Board and committee meetings was 92%. Attendance was at least 75% for each director except for Mr. Dormann. Directors are expected to attend the Annual Meeting of Stockholders, and all directors attended the 2007 Annual Meeting except Messrs. Dormann and Owens. Following the Annual Meeting in 2008, the Board will consist of 11 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies.

        IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without management. An executive session with independent directors is scheduled for at least once a year, and the non-management directors met in executive session three times in 2007. The chair of the Board committee responsible for the principal subject being discussed presides at executive sessions of the non-management directors. The IBM Board Corporate Governance Guidelines reflect the Company’s principles on corporate governance matters, including the policy that any director who receives more “withheld” votes than “for” votes in an election shall tender his or her resignation. These guidelines are available at http://www.ibm.com/investor/corpgovernance/cggl.phtml and are available in print to any stockholder who requests them. At its Annual Meeting in 2009, the Company intends to seek stockholder approval to amend its certificate of incorporation to provide for majority voting for directors in uncontested elections. The Company will implement majority voting at an earlier date if there is a change in applicable law that would allow the Company to do so without stockholder approval.

        Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is set forth in Appendix A to this Proxy Statement. Applying those standards for the non-management directors in 2007, including those standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: C. Black, W.R. Brody, J. Dormann, M.L. Eskew, S.A. Jackson, M. Makihara, L.A. Noto, J.W. Owens, J.E. Spero, S. Taurel, C.M. Vest and L.H. Zambrano. The Committee and the Board have determined that Mr. K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company. As a result, Mr. Chenault does not participate on any committee of the Board or in executive sessions regarding compensation for the Company’s CEO. Otherwise, Mr. Chenault continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by the Company in a non-executive officer position. He was hired over a year before Mr. Eskew joined the Company’s Board, and his compensation is consistent with the Company’s policies that apply to all employees. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

        Stockholders and other interested parties who wish to communicate with the non-management directors of the Company should send their correspondence to: IBM Non-Management Directors, c/o Chair, IBM Directors and Corporate Governance Committee, International Business Machines Corporation, Mail Drop 390, New Orchard Road, Armonk, NY 10504, or nonmanagementdirectors@us.ibm.com.

Committees of the Board

The Audit Committee, the Directors and Corporate Governance Committee, the Executive Compensation and Management Resources Committee and the Executive Committee are the standing committees of the Board of Directors.

EXECUTIVE
		DIRECTORS AND	COMPENSATION
		CORPORATE	AND MANAGEMENT
NAME	AUDIT	GOVERNANCE	RESOURCES	EXECUTIVE
Cathleen Black		Chair		X
William R. Brody			X
Juergen Dormann*			X
Michael L. Eskew	X
Shirley Ann Jackson		X
Minoru Makihara*		X
Lucio A. Noto	Chair			X
James W. Owens	X
Samuel J. Palmisano				Chair
Joan E. Spero	X
Sidney Taurel			Chair	X
Lorenzo H. Zambrano		X

* As noted above, Messrs. Dormann and Makihara are not nominees for election, and their terms on the Board will end in April.

As explained above, Mr. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and approves all related fees and compensation and reviews their selection with the Board. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for the Company.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board and the standards of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Noto qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held five meetings in 2007. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers and employees. Any amendment to or waiver of the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and will be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/corpgovernance/cgbcg.phtml/. The charter and the BCGs are also available in print to any stockholder who requests them.

Directors and Corporate Governance Committee

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors.

The Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of the Company, recommendations from members of the Committee and the Board and suggestions from Company management, including the Chairman and CEO. The Committee also considers candidates recommended by stockholders. Any formal invitation to a director candidate is authorized by the full Board. Dr. Brody is a new nominee this year. His nomination was recommended by the Committee and approved by the Board, after following this candidate identification process. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. The Committee also makes recommendations to the Board on compensation for non-management directors. The Committee currently retains Towers Perrin to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of the Company’s director compensation practices.

The Committee is responsible for reviewing and considering the Company’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held three meetings in 2007. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The charter is also available in print to any stockholder who requests it.

Executive Compensation and Management Resources Committee

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under the Company’s various equity plans, reviews changes in the Company’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Excess 401(k) Plus Plan (Excess Plan), formerly known as the IBM Executive Deferred Compensation Plan (EDCP), and the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate his performance in light of those goals and objectives and, together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing the Company’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for the Company’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

The IBM Senior Vice President of Human Resources (SVP HR) works directly with the chair of the Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the SVP HR review the self-assessments of the Executive Vice President and Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee currently retains a Managing Director of Towers Perrin as its outside compensation consultant to advise the Committee on market practices and the specific policies and programs. This Managing Director does not perform any work for the Company. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. The work done by Towers Perrin for the Committee is documented in a formal scope of work and contract which is executed by the consultant and the Committee.

The Committee reports to stockholders as required by the SEC (see 2007 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held five meetings in 2007. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The charter is also available in print to any stockholder who requests it.

Compensation Committee Interlocks and Insider Participation

No member of the Executive Compensation and Management Resources Committee had a relationship that requires disclosure as a Compensation Committee interlock.

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2007.

Certain Transactions and Relationships

Under the Company’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of the Company’s common stock. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s length basis; the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies; and any grants or contributions made by the Company under one of its grant programs and in accordance with the Company’s corporate contributions guidelines.

From time to time, the Company may have employees who are related to our executive officers or directors. As noted under the discussion above on “General Information—Board of Directors,” Mr. Eskew’s son is employed by the Company. In addition, each of Messrs. M.E. Daniels (Senior Vice President, Global Technology Services), J.B. Harreld (Senior Vice President, Marketing and Strategy), M. Loughridge (Senior Vice President and Chief Financial Officer), and W.M. Zeitler (Senior Vice President and Group Executive, Systems and Technology Group) has an adult child who is employed by the Company in a non-executive position, and each of Messrs. N.M. Donofrio (Executive Vice President, Innovation and Technology) and T.S. Shaughnessy (Vice President and Controller) has a sibling who is employed by the Company in a non-executive position. Further, the wife of Mr. Shaughnessy, a brother-in-law of Mr. Loughridge and a sibling of Ms. L.S. Sanford (Senior Vice President, Enterprise On Demand Transformation) are executives of the Company.

Certain Information about Insurance and Indemnification

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide direct or indirect indemnification. These policies run from June 30, 2007, through June 30, 2008, at a total cost of $9,580,056. The primary carrier is XL Specialty Insurance Company.

2007 Director Compensation Narrative

Annual Retainer and IBM Deferred Compensation and Equity Award Plan (the DCEAP): In 2007 non-management directors received an annual retainer of $200,000. Each committee chair received an additional annual retainer of $5,000. Under the DCEAP, 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of the Company’s common stock. When a cash dividend is paid on the Company’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account to be paid with interest at a rate equal to the rate on 26-week U.S. Treasury bills updated each January and July, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. The Company does not pay above-market or preferential earnings on compensation deferred by directors. IBM had a retirement plan for directors which was eliminated effective January 1996, and the Company credited the PFS accounts with retirement promised fee shares equal to the benefits accrued under that retirement plan. For 2007 all directors made elections under the DCEAP to defer 100% of their annual retainer in PFS. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director, (a) all amounts deferred into PFS are payable in either cash and/or shares of the Company’s common stock at the director’s choice, (b) amounts deferred into the interest-bearing cash account are payable in cash and (c) amounts credited to the PFS account in connection with the elimination of the retirement plan are payable solely in cash. The payout of PFS is valued based on the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the first day after the date on which the director ceases to be a member of the Board.

Termination of IBM Non-Employee Directors Stock Option Plan (the DSOP) effective January 1, 2007: Prior to January 1, 2007, non-management directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received on the first day of the month following such meeting an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the date of grant. Each option has a term of ten years and becomes exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. If a non-management director retires (as defined in the DSOP) or dies, all options granted to that director become immediately exercisable. Effective January 1, 2007, the DSOP was terminated. Therefore, the 2007 Director Compensation Table does not include any option awards. However, the table below entitled “Aggregate Number of Option Awards Outstanding” reflects the options outstanding under the DSOP as of year end.

IBM’s Matching Grants Programs: Non-management directors are eligible to participate in the Company’s two matching grants programs on the same basis as the Company’s employees based in the U.S. Under one of the programs, the Company will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved colleges, hospitals, cultural and environmental institutions. Under the second program directors can also make a contribution toward the donation of personal computer equipment to eligible primary and secondary schools of their choice. Under this second program, directors are required to donate 20% of the list price of a particular pre-packaged configuration, and the Company contributes the remaining 80%. Under each of these programs, directors’ gifts are limited to $5,000 per director, per institution, to a total of $10,000 in gifts per calendar year.

2007 Director Compensation Table

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above.

All Other Compensation (column (c)): Amounts in this column represent the following:

•	Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•	Group Life Insurance premiums paid by the Company on behalf of the directors.

•	For directors who retired from the Board in 2007, this column also includes additional amounts as explained in footnote (1) below.

•	Value of the contributions made by the Company under the Company’s matching grants programs as described above.

	FEES EARNED OR		ALL OTHER
NAME	PAID IN CASH ($)		COMPENSATION ($)(1)	TOTAL ($)
(a)	(b)		(c)	(d)
C. Black	$205,000		$21,989	$226,989
W.R. Brody	83,889	(2)	154	84,043
K.I. Chenault	200,000		12,144	212,144
J. Dormann	200,000		4,804	204,804
M.L. Eskew	200,000		5,061	205,061
S.A. Jackson	200,000		3,630	203,630
M. Makihara	200,000		5,358	205,358
L.A. Noto	205,000		53,878	258,878
J.W. Owens	200,000		7,807	207,807
J.E. Spero	200,000		23,792	223,792
S. Taurel	205,000		15,312	220,312
C.M. Vest	63,334	(3)	1,124,142	1,187,476
L.H. Zambrano	200,000		6,939	206,939

(1)

Amounts in this column include the following: for Ms. Black: $21,894 of dividend equivalent payments on PFS; for Mr. Chenault: $12,049 of dividend equivalent payments on PFS; for Mr. Noto: $23,883 of dividend equivalent payments on PFS, $29,900 contributed by the Company under the matching grants programs; for Ms. Spero: $17,500 contributed by the Company under the matching grants programs; for Mr. Taurel: $10,217 of dividend equivalent payments on PFS; for Dr. Vest: $1,119,104 consisting of earned compensation and dividend reinvestments which had been deferred under the DCEAP since his election to the Board in 1994 and paid to him after his term on the Board ended in April 2007.

(2)	Dr. Brody was elected to the Board effective in July 2007.

(3)	After Dr. Vest’s term on the Board ended in April 2007, he was paid the amount in column (b) as well as the amount in footnote (1) above.

Aggregate Number of Option Awards Outstanding (Both Exercisable and Unexercisable) for Each Director at Fiscal Year-End

As described above, until the termination of the DSOP effective January 1, 2007, non-management directors received an annual grant of options to purchase 4,000 shares of IBM common stock. Because Dr. Brody joined the Board after the termination of the DSOP, he did not receive any options and therefore is not included in the table below.

C.Black	32,000
K.I. Chenault	32,000
J. Dormann	24,000
M.L. Eskew	8,000
S.A. Jackson	4,000
M. Makihara	28,000
L.A. Noto	33,000
J.W. Owens	4,000
J.E. Spero	12,000
S. Taurel	24,000
C.M. Vest	36,000
L.H. Zambrano	12,000

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

Ownership of Securities

Common Stock and Stock-Based Holdings of Directors and Executive Officers

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of December 31, 2007 by IBM’s current directors and nominees, the executive officers named in the Summary Compensation Table, and such directors and all of the Company’s executive officers as of December 31, 2007 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				ACQUIRABLE WITHIN 60 DAYS
			STOCK-BASED			DIRECTORS’
NAME	COMMON STOCK(1)		HOLDINGS(2) (3)	OPTIONS(4)		DCEAP SHARES(5)
C. Black	4,324	(6)	4,704	26,000		15,060
W.R. Brody(13)	0		0	0		748
K.I. Chenault	1,000	(7)	1,000	26,000		8,991
M.E. Daniels	27,646	(8)	120,263	220,431		N/A
J. Dormann	5,422		5,422	19,000		4,205
D.T. Elix	121,150		145,059	399,851		N/A
M.L. Eskew	0		0	3,000		4,373
S.A. Jackson	0		0	1,000		3,440
M. Loughridge	21,101		102,543	199,026		N/A
M. Makihara	1,000		1,000	23,000		4,566
S.A. Mills	91,081	(9)	161,186	343,414		N/A
L.A. Noto	21,962	(10)	22,500	27,000		16,199
J.W. Owens	1,000	(7)	1,000	1,000		2,903
S.J. Palmisano	196,988	(11)	506,976	1,292,032		N/A
J.E. Spero	1,000		1,000	6,000		5,175
S. Taurel	5,265		5,265	18,000		7,826
L.H. Zambrano	4,000		4,000	6,000		5,597
Directors and executive officers as a group	926,217	(12)	2,219,446	5,287,988	(12)	79,084	(12)

(1)

This column shows shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. This column includes 475,678 shares in which voting and investment power are shared. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 1,028,032 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have shared voting power, as well as the right to acquire shared investment power by withdrawing authority now delegated to various investment managers.

(2)

For executive officers, this column includes the shares shown in the “Common Stock” column and, as applicable, restricted stock units (including retention restricted stock units), officer contributions into the IBM Stock Fund under the IBM Executive Deferred Compensation Plan (EDCP), and Company contributions into the IBM Stock Fund under the EDCP. Some of these restricted stock units may have been deferred under the EDCP and will be distributed to the executive officers after termination of employment as described below in 2007 Nonqualified Deferred Compensation Narrative.

(3)

For non-management directors, this column includes the shares shown in the “Common Stock” column and, as applicable, the Promised Fee Shares payable in cash that were credited to the non-management directors in 1996 in connection with the elimination of the retirement plan for such directors, including dividend equivalents credited with respect to such shares (see 2007 Director Compensation Narrative above for additional information).

(4)	Shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2007.

(5)

Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan as of December 31, 2007, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2007 Director Compensation Narrative above for additional information).

(6)	Includes 324 shares in which voting and investment power are shared.

(7)	Voting and investment power are shared.

(8)	Includes 26,970 shares in which voting and investment power are shared.

(9)	Includes 84,764 shares in which voting and investment power are shared.

(10)	Includes 1,271 shares in which voting and investment power are shared.

(11)	Includes 164,152 shares in which voting and investment power are shared.

(12)	The total of these three columns represents less than 1% of the outstanding shares, and no individual’s beneficial holdings totaled more than 1/5 of 1% of the outstanding shares.

(13)	Dr. Brody joined the Board effective July 31, 2007.

Executive Compensation

2007 Report of the Executive Compensation and Management Resources Committee of the Board of Directors

Set out below is the Compensation Discussion and Analysis, which is a discussion of the Company’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.

Sidney Taurel (chair)

William R. Brody

Juergen Dormann

2007 Compensation Discussion and Analysis

Section 1: Executive Compensation Summary—Why we pay what we do

Trust and personal responsibility in all relationships—relationships with clients, partners, communities, fellow IBMers, and investors—is a core value at IBM. Investors should have as much trust in the integrity of a company’s executive compensation process as clients do in the quality of its products. A breach of either constitutes an unacceptable risk. As a part of maintaining this trust, we well understand the need for our investors to know how compensation decisions are made. We have put tremendous effort and rigor into our own executive compensation processes over many years, continually updating them to meet new voluntary criteria as well as official requirements from the SEC.

As we did last year, we are publishing this guide to executive pay at IBM, which will, we hope, make the process accessible and comprehensible not only to professional fund managers and to institutional investor groups, but to millions of individual investors.

Investors—IBM’s owners—want senior leaders to run the Company in a way that protects and grows their investment over the long term. This is no simple task at any company, and at a company as large and complex as IBM, it is a particularly exciting leadership challenge. IBM holds a unique identity, based on talent, brand, global operating footprint, the size and scope of our business overall and the size of each of our individual lines of business. Unlike those few other companies of comparable size and scale that tend to operate as holding companies of component businesses, we operate as an integrated entity across a number of significant business lines, most large enough to be among the Fortune 150 biggest companies if they were stand-alone businesses. Our unique, integrated model delivers great value to our investors and our clients, yet demands a senior leadership team of unusual depth, agility and experience.

To that end, IBM’s executive compensation practices are designed specifically to:

•	Ensure that the interests of IBM’s leaders are closely aligned with those of our investors and owners;

•	Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•	Motivate our leaders to deliver high business performance;

•	Differentiate compensation so that it varies based on individual and team performance; and

•	Balance rewards for these demanding roles between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

With these goals in mind, IBM executives earn their compensation based on performance over three time frames:

Current Year’s		Longer-term		Full Career
Performance:	+	Performance:	+	Performance:
Salary and Annual		Long-term		Retention, Pension
Incentives		Incentive Plan		and Savings

1.	Current—Salary and annual incentives that reflect actions and results over 12 months;

2.	Longer-term—A long-term incentive plan that reflects results over a minimum of three years, helping to ensure that current results remain sustainable; and

3.	Full Career—Deferrals, retention payments and retirement accumulations help ensure today’s leaders stay with IBM until their working careers end.

Compensation Elements for Senior Leaders

On average, 86% of IBM’s senior leaders’ annual compensation is “at risk”—which means it varies year to year based on business results, with the remainder coming from salary. With this much pay “at risk”, the Company ensures that the interests of senior executives are aligned with stockholders.

Current Year’s Performance: Salary and Annual Incentives

Salary. Senior leaders at IBM receive a small percentage of their overall compensation in salary. In 2007, for example, Chairman and CEO Sam Palmisano earned 10% of his compensation in salary, and the rest of the senior team earned an average of 14%.

Annual Incentive. Senior leaders are incented through a program that sets performance targets based on their role and scope. Actual payments are driven by business performance against revenue growth, net income, and cash flow targets and individual performance, as reflected in the Personal Business Commitment review process described under “How Compensation Decisions Are Made.” Top performers earn the greatest payouts; median performers earn much smaller amounts; and the lowest performers earn no incentive payments at all. Over the past four years, these results-based payouts for individual leaders have ranged from 0.7 times target to a high of 1.66 times target. In 2007, the annual incentive earned by the Chairman and CEO represented 33% of his total compensation; incentives achieved by the rest of the senior team averaged 20% of their total compensation. Additional information about the Annual Incentive Program is outlined in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation”.

Team Incentive. When Mr. Palmisano became CEO in 2002, he asked the Board of Directors to take a portion of the incentive funding (approximately $3 million) to help create a pool for rewarding teamwork by his most senior leaders. This was done to reinforce IBM’s strategy of integration across the Company, with awards based on how well the EVP and SVPs lead efforts to deliver integrated value to IBM’s clients worldwide. Every year, an amount ranging from $0 to $250,000 is awarded and paid equally to each member of the senior team. The Chairman and CEO does not receive a team incentive. Since inception, payments to the senior team have ranged from $100,000 to $220,000; the maximum award has not yet been earned. In 2007, this team incentive represented an average of 5% of total compensation for the EVP and SVPs.

Other Compensation. At IBM, additional programs that are restricted to senior executive participation amount to less than 1% of total compensation on average. Programs are limited to services with a direct bearing on productivity.

Longer-Term Performance: Long Term Incentive Plan

Long-term incentive plans (LTIP) have been a focal point for much of the discussion over executive compensation in the past several years. Well-designed LTIPs ensure that senior leaders hold a competitive stake in their company’s financial future. At the same time, the size of the awards reflects the value that the company and, ultimately, its investors place on the individual executive at the time. Any gain the executives realize in the long run from the program depends on what they and their colleagues do to drive the financial performance of the company. Under IBM’s LTIP, senior leaders may receive certain grants of IBM equity, as explained below.

Performance Share Unit (PSU) Grants. This portion of the LTIP focuses senior leaders on delivering business performance over the next three years against two key financial metrics which drive long-term stockholder value—earnings per share and cash flow. Through this program, senior leaders are eligible to earn a target number of shares of IBM stock at the end of a three-year performance period. The award pays out at the end of the three years depending on how well the Company performed against targets set at the beginning of the three-year period. The payouts are made in shares of stock, so the value goes up or down based on stock price performance from the beginning of the grant. Additional information about PSUs is set forth in Section 2 of this CD&A, “Setting Targets for Incentive Compensation”.

Over the past seven years, program payouts have ranged from a low of 54% to a high of 147% of the target number of shares. In 2007, the potential value of performance share grants, assuming future performance at target, represented 40% of the Chairman and CEO’s total compensation and 42% for the EVP and SVPs.

The IBM Integration & Values Team (I&VT) consists of approximately 300 executives charged with working beyond the scope of their regular job responsibilities to drive growth through integration and demonstrating IBM’s values. The Chairman and CEO may grant members of this group additional performance shares for delivering extraordinary results. The Chairman and CEO, EVP and SVPs are not eligible for these I&VT awards.

Other Stock-Based Grants. Another portion of the LTIP provides for stock-based grants to focus senior leaders on delivering performance that increases the value of the Company through growth of IBM’s stock price over the long term. Senior leaders may receive these grants in the form of stock options, restricted stock, restricted stock units or any combination. The grants vest—become available for sale or exercise—over time, typically over either three or four years. Until vested, the grants have no value, except that dividend equivalents are paid on restricted stock units granted prior to January 1, 2008. For restricted stock units awarded after December 31, 2007, dividend equivalents will not be paid. Executives awarded these grants typically hold them for extended periods, and have up to 10 years to convert stock option awards to cash or shares. The planned value of the annual other stock-based awards granted in 2007 represented 17% of the Chairman and CEO’s total compensation and, on average, 19% for the EVP and SVPs.

In 2007, market-priced stock options were awarded to executives, including some named executive officers, who chose to participate in an IBM stock investment program. Under this program, which has since been discontinued, executives could invest 5, 10 or 15% of their annual incentive plan payout in IBM stock equivalents and receive IBM stock options, under the terms of the IBM Long Term Performance Plan, valued at two times their investment.

The values of the awards granted in 2007 are shown in the Grants of Plan-Based Awards Table. The 2007 expense associated with all outstanding awards, including grants made in 2007 and prior years, is shown in the 2007 Summary Compensation Table.

Full Career Performance: Retention, Pension and Savings

Retention of our key leaders for a full career is an important element of our total compensation strategy. This is accomplished through a combination of retention payments and retirement plans.

Retention Stock-Based Grants & Cash Awards. Periodically, Chairman and CEO Palmisano reviews outstanding stock-based awards for the members of his senior leadership team and other key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, he may recommend that the Compensation Committee approve individual Retention Awards, in the form of restricted stock units or cash, for certain executives. The restricted stock unit grants typically vest at the end of five years and the cash awards have a clawback (i.e., repayment clause) if an executive leaves IBM before a specified date. These awards make it more difficult for other companies to recruit IBM’s top talent.

Closed Retention Plan. In 1995, IBM created a new plan to help retain, for their full careers, the caliber of senior leaders needed to turn the Company around, preserve its long-term viability, and position it for growth in the future. To discourage these leaders from joining competitors, benefits would be forfeited if leaders left IBM prior to the end of a full career, typically age 60. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s, and its current position of market leadership. Thirteen of the Company’s top 16 executives, including four of the named executive officers, were with IBM and eligible for the Retention Plan when it was introduced and remain with the Company today. Because its original purpose had been met, the plan was closed to new participants in 2004. Future accruals under the plan stopped on December 31, 2007, and the Retention Plan will not be replaced by any other plan.

Pension. Prior to 2008, IBM’s senior executives and other IBM employees in the U.S. participated in pension plans. Future accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service and determined by the same formulas for executives and non-executives.

Savings. The money that U.S. executives save through the Savings Plan, as for all U.S. employees, is eligible for a Company match that in 2007 equaled 50% of the first 6% of eligible pay that they save through the plan for those hired before January 1, 2005, and 100% of the first 6% saved for those hired after December 31, 2004. As announced in early 2006, effective January 1, 2008, the provisions of the Savings Plan were changed, and it was renamed the 401(k) Plus Plan, becoming the only retirement program available to IBM’s U.S. employees for future accruals.

In the U.S., the Department of Labor and Internal Revenue Service also permit company executives to defer, on a nonqualified basis, receipt of compensation they earn. This also allows IBM to delay paying these obligations and, until they come due and are paid, IBM retains the cash for operating purposes. In simple terms, this deferred compensation is money earned in the past, but not yet paid out. Executives choose investment options for their accounts from the same investment options available to all employees through the 401(k) plan. IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation. The value of these account balances, then, can go up or down depending on market performance. For executives with long and successful careers at a single company, the deferrals can accumulate to sizeable amounts over time.

As shown in the table below, the current value of Chairman and CEO Palmisano’s account, made up of money he earned during the past 12 years that the program has been available, is now worth approximately $39 million. During that time, Mr. Palmisano could have chosen not to defer, taken these funds from IBM and put them in other investment vehicles. Had he done so, these numbers would not appear here. The table below shows the deferral elections and accumulated balances (including investment returns) that are owed to the Chairman and CEO from his prior years’ earned compensation. Before he was named Chairman and CEO in January 2003, Mr. Palmisano had invested approximately $8 million of his compensation in the account. When Mr. Palmisano retires, the value of his deferrals will be paid to him in five equal installments over five years.

Ten-Year History of Chairman and CEO Deferred Compensation (Nonqualified)

		IBM	Year End
Year	Deferrals	Match	Balance
1998	$207,525	$29,587	$948,401
1999	299,500	41,250	1,512,020
2000	1,280,125	45,088	2,525,162
2001	1,311,185	68,400	4,782,542
2002	5,021,815	130,600	8,796,332
2003	2,272,900	178,700	12,979,815
2004	6,020,881	208,600	20,935,482
2005	5,000,050	202,050	23,993,254
2006	5,729,377	205,350	34,942,721
2007	750,000	150,000	39,274,203

How Compensation Decisions Are Made

At any level, compensation reflects an employee’s value to the business—market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior leaders, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

At the beginning of each year, all IBM employees, including Chairman and CEO Palmisano and the other senior leaders, make a Personal Business Commitment (PBC) of the goals, both qualitative and quantitative, they seek to achieve that year in support of the business. These commitments are reviewed and approved by each individual’s manager. Chairman and CEO Palmisano’s commitments are reviewed directly by the Board of Directors.

2. Determining Executive Vice President (EVP) and Senior Vice President (SVP) Compensation

Evaluation of Results by the Chairman and CEO

Throughout the year, employees assess their progress against their PBCs. At year end, employees at all levels, including executives, work with their managers to evaluate their own results—not only with regard to their stated goals, but in relation to how well their peers and the entire Company performed.

        The self-assessments of the EVP and SVPs are reviewed by the Senior Vice President of Human Resources (SVP HR) and Chairman and CEO Palmisano, who evaluate the information, along with the following:

•      Comparisons to market compensation levels for cash compensation and total direct compensation;

•      Potential for future roles within IBM; and

•      Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, Mr. Palmisano makes compensation recommendations to the Board’s Compensation Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the members of his team.

        The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries for each senior leader that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits.

3. Determining Chairman and CEO Compensation–Research, Recommendations and Review

IBM’s SVP HR works directly with the chair of the Compensation Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. This framework includes the Chairman and CEO’s evaluation of how well he believes he performed against his commitments in the year, with an assessment of his performance against the Company’s stated strategic objectives. In addition to the above, the Committee also reviews an analysis of IBM’s total performance over the past year and a competitive benchmark analysis furnished by the Committee’s outside consultant (Towers Perrin).

The Compensation Committee also separately reviews relevant information and arrives at its recommendation for the Chairman and CEO’s total compensation. In this work, they are assisted by the Compensation Committee’s outside consultant.

The final pay recommendation for the Chairman and CEO is presented to the independent directors on IBM’s Board for further review, discussion and final approval. This process is followed every year.

4. Ensuring Competitive Pay–Approach to Benchmarking

IBM participates in several executive compensation benchmarking surveys that provide detail on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. We include in these surveys a broad range of key information technology companies, given the battle for talent that exists in our industry and to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The companies used in the benchmarking surveys for 2007 and 2008 compensation decisions are listed below. The Committee reviews and approves this list annually. These surveys are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends.

AIG	EDS	PepsiCo
Altria Group	Ford	Pfizer
Apple	General Electric	Procter & Gamble
AT&T	General Motors	Sprint
Bank of America	Hewlett-Packard	Sun Microsystems
Boeing	Honeywell	Texas Instruments
Chevron	Intel	United Technologies
Cisco Systems	Johnson & Johnson	Verizon
Citigroup	Lenovo	Walt Disney
Dell	Lockheed Martin	Wells Fargo
Dow	Microsoft	Xerox
DuPont	Motorola

The data from these surveys and related sources form the primary external view of the market, and the Company’s philosophy is to generally target the median of the market for cash and total compensation for IBM job roles compared to jobs of similar size and complexity at comparable companies. For individual compensation decisions, the information is used together with an internal view of longer-term potential and individual performance relative to other executives. For the Company’s senior level executives, the Compensation Committee also takes into account long-term retention objectives, recognizing that their skills and experience are highly sought after by other companies and, in particular, by the Company’s competitors.

5. Compensation Committee Consultant

The Committee currently retains a Managing Director of Towers Perrin as its outside compensation consultant to advise the Committee on market practices and the specific IBM policies and programs. This Managing Director does not perform any work for the Company. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. The work done by Towers Perrin for the Committee is documented in a formal scope of work and contract which is executed by the consultant and the Committee.

Chairman and CEO Compensation Decisions for 2007 and 2008

The Compensation Committee made decisions for the Chairman and CEO’s 2007 and 2008 compensation following the process described above and using the pay components shown above. The Compensation Committee noted the following as key points regarding the Chairman and CEO’s performance against his Personal Business Commitments for 2007:

•      Achieved very strong financial performance including record revenue, profit, cash flow and earnings per share (EPS)

•      Improved overall client satisfaction and quality of delivery

•      Continued to drive IBM to be the leading globally integrated enterprise

•                  Invested and developed leaders in high growth countries, which combined, grew revenue more than 20% in 2007

•      Returned significant capital to stockholders through $18.8 billion in share buyback and $2.1 billion in dividends

•      Increased IBM’s leading market position in served software and services

•                  Strengthened services business, generating the strongest services revenue performance since 2003, and posting double-digit growth in services pre-tax profit

•      Drove strong financial performance through the acquisition strategy and excellence in integration execution

•                  Continued leadership in technology and innovation earning more U.S. patents than any other company for the 15th consecutive year

The Committee considered these results and recommended that Mr. Palmisano receive $5,800,000 in annual incentive for his 2007 performance.

The Committee worked with its outside consultant (Towers Perrin) to review Mr. Palmisano’s base salary, annual incentive target and long-term incentive award value using a framework of competitive benchmark analysis, Company performance and Mr. Palmisano’s personal performance. Based on this review, the Committee recommended that Mr. Palmisano’s base salary and target annual incentive for 2008 remain at $1,800,000 and $5,000,000, respectively.

The Committee recommended a 2008 long-term incentive award comprised entirely of 2008-2010 Performance Share Units valued at $11,000,000. The 2007 award was valued at $10,000,000 and consisted of $7,000,000 in Performance Share Units and $3,000,000 in restricted stock units. The 2008 grant will be made on May 8, 2008. The Committee chose the long-term incentive value to improve Mr. Palmisano’s position relative to competitive benchmarks and to signal the Committee’s desire for him to continue his focus on taking the steps necessary to position the Company for long-term success.

The Committee’s recommendations were approved by the independent directors on IBM’s Board.

EVP and SVP Compensation Decisions for 2007 and 2008

The Compensation Committee also made decisions for each of the executive officers following the process described above and using a mix of the components shown above. The Compensation Committee noted the following as key points for each of the other named executive officers:

Mark Loughridge, Senior Vice President and Chief Financial Officer

•                  Returned substantial capital to stockholders by creating a more efficient balance sheet, preserving U.S. cash levels and positioning future non-U.S. cash flows to service debt

•                  Exceeded Net Income and EPS objectives

•                  Exceeded Cash Flow objectives, while avoiding losses due to sub-prime mortgages

•                  Developed long-term EPS roadmap to 2010 to enhance investor understanding of financial model

•                  Managed IBM’s portfolio, including the Printer Systems divestiture and execution of 12 strategic acquisitions

Following IBM’s practice, the recommendations for Mr. Loughridge’s compensation were ratified by the independent directors on IBM’s Board.

Steve Mills, Senior Vice President and Group Executive, Software Group

•      Achieved financial performance in line with market

•      Grew middleware brands faster than market

•      Integrated acquisitions effectively, exceeding profit objectives and retaining key talent

•      Introduced new development practices for greater global integration and efficiency

•      Continued to strengthen IBM’s brand with respect to market-leading software products and services

Mike Daniels, Senior Vice President, Global Technology Services

•      Significantly increased revenue, net income and profit of GTS business

•      Focused on building a culture of services excellence resulting in improved client satisfaction

•      Completed strategic transformation of the GTS business model including global standardization of products/services

•      Accelerated growth rate vs. prior years

•      Expanded use of channels to increase sales

Doug Elix, Senior Vice President and Group Executive, Sales and Distribution

•      Achieved performance objectives in high growth markets

•      Held market share

•      Increased client satisfaction

•      Improved growth in key mature markets — Japan and Germany

•      Provided leadership to improve overall sales management process and focus on client value

•      Identified organizational structure and key leaders to drive performance in new growth markets

Based on these results and following the process outlined above, the Compensation Committee approved the following 2007 annual incentive payments for these named executive officers:

	2007 Incentive payouts
	Annual	Team
NAME	Incentive	Incentive
M. Loughridge	$1,168,750	$220,000
S.A. Mills	850,700	220,000
M.E. Daniels	1,066,400	220,000
D.T. Elix	1,045,000	220,000

The team incentive payment reflected Chairman and CEO Palmisano’s assessment of the performance of his entire senior leadership team and their success in working together to integrate across business units to deliver strong 2007 business results.

The Committee also approved these 2008 base salary, target annual incentive and stock-based grants under the Long-Term Performance Plan:

	2008 Cash		2008 Long-Term Incentive Awards
	Salary rate	Annual	Restricted	perfor-
Name	(effective June 1, 2008)	incentive Target	stock Units(1)	mance Share Units(1)
M. Loughridge	$720,000	$975,000	$1,050,000	$2,450,000
S.A. Mills	695,000	940,000	900,000	2,100,000
M.E. Daniels	665,000	900,000	900,000	2,100,000
D.T. Elix	775,000	1,045,000	0	0

(1)          Restricted stock units (RSUs) and performance share units (PSUs) will be granted on May 8, 2008. The actual number of RSUs and PSUs granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2008. The PSUs will vest in 2011 and the RSUs will vest 1/3 in 2009, 1/3 in 2010, and 1/3 in 2011.

Senior Leaders—Personal Stake in IBM’s Future

Investors want the leaders of their companies to act like owners. That alignment, we have found, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for the Company’s top 60 senior leaders, including the Chairman and CEO.

Of this group, the Chairman and CEO, EVP and SVPs are all required to own IBM stock or equivalents worth three times their individual target cash compensation (their base salary plus the incentive payment they would earn if they hit their performance targets) within five years of hire or promotion. As a group, the Chairman and CEO, EVP and 14 SVPs own 1.45 million shares or equivalents valued at approximately $156 million as of December 31, 2007. Approximately 40 other senior leaders are required to hold shares worth one time their target cash compensation within five years of hire or promotion.

All of these approximately 60 leaders who have been in place for at least five years have met or exceeded their personal IBM ownership requirements. In fact, this group currently holds, on average, nearly four times more IBM stock or equivalents than the Company requires.

IBM Meeting Market Standards for Executive Compensation

We recognize that the issue of executive pay is critical to stockholders and to members of the public whose hopes for the future rest substantially on trust in the conduct of those who run our corporations. Simply put, those who profit disproportionately to the value they create for stockholders and society, or the value they provide to clients, are breaking faith with all who would do business with them, and all who would risk their hard-earned savings in the future of an enterprise.

We have provided the information in these pages precisely because IBM works to keep that faith. We know that striking a balance between stockholders’ concept of fairness and the incentives needed to attract and retain a stellar executive team will always require sound judgment and careful thought. Business, markets, and people are too dynamic for mere formulaic solutions. The numbers can be best understood when the process behind them is transparent.

IBM’s business has always been to help our clients succeed through innovative solutions. Our stockholders deserve no less. We welcome this discussion.

Section 2: Additional Information

ELEMENTS OF COMPENSATION PROGRAMS AND LINKAGE TO OBJECTIVES

To supplement the discussion in Section 1 and as required by the SEC, the following is a description of the Company’s compensation elements and the objectives they are designed to support. As noted in Section 1: Executive Compensation Summary, IBM’s compensation practices are designed to meet five key objectives.

In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

linkage to
Compensation		compensation
Element/Eligibility	Description	Objectives
Current Year Performance
Salary All executives including those executives listed in the proxy statement tables (Named Executive Officers or NEOs)	Salary is a market-competitive, fixed level of compensation.	Attract and retain highly qualified leaders Motivate high business performance
Annual Incentive All executives including NEOs

Combined with salary, the target level of annual incentive provides a market- competitive total cash opportunity.

Actual annual incentive payout depends on individual and Company performance. Lowest performers receive no incentive payment.

Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance
Team Incentive Executive Vice President and Senior Vice Presidents, including NEOs

Incentive that provides additional cash compensation opportunity shared equally by the team members.

Incentive structured to encourage teaming, collaboration and integration across business units, by the Chairman and CEO’s senior team.

Motivate high business performance Vary compensation based on team performance linkage to
Compensation		compensation
Element/Eligibility	Description	Objectives
Long-Term Incentive Plan
Performance Share Units (PSUs) Approximately 450 executives based on job scope including NEOs

Equity grant value based on individual performance and retention objectives for each executive.

Grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter.

Number of shares granted is adjusted up or down at the end of the three-year performance period based on Company performance against earnings per share and cash flow targets.

Encourages sustained, long-term growth by linking portion of compensation to the long-term Company performance.

Paid in IBM shares upon completion of three-year performance period, linking the compensation value further to the long-term performance of IBM.

Align executive and stockholder interests Attract and retain highly qualified leaders Motivate high business performance

*      IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

linkage to
Compensation		compensation
Element/Eligibility	Description	Objectives
Long-Term Incentive Plan (continued)
Chairman’s Performance Uplift Select members of the I&VT (excluding Chairman and CEO, EVP and SVPs)

Equity award decided annually by the Chairman and delivered to selected individuals in PSUs.

Selective recognition of those members of the Integration & Values Team (I&VT) who have demonstrated extraordinary results in driving growth through integration and demonstrating the IBM values.

Receiving an uplift award one year does not guarantee awards in the following year.

Motivate high business performance Vary compensation based on individual and team performance
Annual Stock-Based Grant All executives, including NEOs

Annual equity grants are made in the form of restricted stock units (RSUs) or options, or some combination.

The amount of an annual grant is dependent on the level of the executive and individual performance with lowest performers receiving no grant.

Planned grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter and, for option grants, the respective Black-Scholes valuation factor.

Awards generally vest over a 1-4 year period.

Align executive and stockholder interests Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance

*                 IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

linkage to
Compensation		compensation
Element/Eligibility	Description	Objectives
Retention, Pension & Savings
Retention Stock-Based Grant and Cash Awards Select executives determined each year, including some NEOs	Periodically, management reviews the retention strategy for high-performing executives and may make retention equity grants or cash payments with a vesting provision to selected executives.	Align executive and stockholder interests Retain highly qualified leaders
Pension and Savings Plans All executives, including NEOs	Like all IBM employees, executives participate in the local pension plans and savings plans sponsored by IBM in their country under the same terms and conditions as all employees.	Attract and retain highly qualified leaders
Other Executive Retention Programs Selected executives, including NEOs and some other executive officers

Separate plans established more than 10 years ago in some countries (including the U.S.) to encourage full-career retention of key executives.

Important during a time of significant business transformation for IBM; the programs are now closed.

Accrual of future benefits under this Plan stopped in the U.S. on December 31, 2007.

Attract and retain highly qualified leaders
Executive Deferred Compensation Plan All U.S. executives, including NEOs

Established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to provide executives with the ability to save for use after their career by deferring compensation in excess of limits applicable to 401(k) plans.

Cash and equity may be deferred under the plan.

Align executive and stockholder interests Attract and retain highly qualified leaders

Setting Performance Targets for Incentive Compensation

The compensation of our senior executive team is highly linked with Company performance against four key metrics, consistent with our overall financial model:

1. Revenue Growth

2. Net Income

3. EPS

4. Cash Flow

Targets are set for both the annual and long-term plans at aggressive levels each year to motivate high business performance and support attainment of longer term financial objectives. These targets, individually or together, are designed to be challenging to attain. Targets are set within the parameters of our long-term financial model with profit expansion and growth objectives aligned with our roadmap to 2010 communicated to investors in May 2007.

        IBM is not disclosing specific targets under the annual and long-term plans because it would signal IBM’s strategic focus areas and impair IBM’s ability to leverage these areas for competitive advantage. For example, disclosure of our cash flow targets would provide insight into timing of large capital investments or acquisitions. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key skills from IBM. Disclosing the specific targets and metrics used in the qualitative assessment made by the Chairman and CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers.

        Our financial model is well communicated to investors and our performance targets are based on this model. We also describe the performance relative to the pre-set objectives in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

Annual Incentive Program

The Company sets business objectives at the beginning of each year that are reviewed by the Board of Directors. These objectives translate to targets for the Company and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Actual funding levels can vary from 0% to 200% of target, depending on performance against objectives.

        At the end of the year, management assesses the financial performance for the Company based on performance against financial metrics, as set out below.

WEIGHTING IN
FINANCIAL METRIC	OVERALL SCORE
Net Income	60%
Revenue Growth	30%
Cash Flow	10%

Overall funding for the Annual Incentive Plan is based on the performance results against these targets and is typically not adjusted except for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In addition, an adjustment can be recommended by the Chairman and CEO based on factors such as individual and unit performance, client satisfaction, market share growth and workforce development, among others. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Plan funding level. Once the funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times target (payouts at that level are rare and only possible when IBM’s performance has also been exceptional).

        In 2007, the borrowing associated with the accelerated stock repurchase reduced net income and cash flow performance relative to the target by a marginal amount.

Performance Share Unit Program

EPS and cash flow targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account the Company’s financial model shared with investors, including the impact our ongoing share buyback program has on EPS. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

WEIGHTING IN
FINANCIAL METRIC	OVERALL SCORE
Earnings Per Share (EPS)	80%
Cash Flow	20%

Adjustments can be made for extraordinary events if deemed appropriate by the Chairman and Compensation Committee — for example, large divestitures.

        The accelerated stock repurchase and associated borrowing improved actual EPS results for 2007. Given that the Performance Share Unit Program is based on results for the period 2005-2007, the resulting effect on the program score was marginal.

        The final score, which is approved by the Compensation Committee, adjusts the planned value of the actual Performance Share Unit award from 0% to 150%. There is no discretionary adjustment to the Performance Share program score.

Equity Awards Practices

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, 10% above that average.

        The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price and the date of grant. All equity awards for senior management are approved by the Compensation Committee. All equity awards for employees other than senior management are approved by senior management pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

        Equity awards granted as part of annual total compensation for senior management and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before the grant date, which is typically the date of the promotion or hire.

Ethical Conduct

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s Personal Business Commitments, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.

        The Company’s equity plans and agreements provide that awards will be cancelled and that certain gains must be repaid if an executive engages in activity that is detrimental to the Company, such as violating the Company’s Business Conduct Guidelines, disclosing confidential information, or performing services for a competitor. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

        In addition, approximately 400 of our key executives (including each of the named executive officers) have agreed to a non-competition, non-solicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

        The Committee has also implemented a policy for the “clawback” of cash incentive payments in the event an officer’s conduct leads to a restatement of the Company’s financial results, as follows:

        To the extent permitted by governing law, the Company will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

Hedging Practices

The Company does not allow any member of the I&VT, including any named executive officer, to enter into any derivative transaction on IBM stock, including any short-sale, forward, market option, collar, etc.

Tax Considerations

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other three highest paid executive officers (not including the company’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by senior executives under the Company’s Long-Term Performance Plans should qualify as performance-based. The Executive Deferred Compensation Plan permits an executive officer who is subject to section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the section 162(m) limit. The Company’s stockholders have previously approved terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based, and did so again in 2004, as required by the Internal Revenue Service. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under section 162(m), which may be appropriate to retain and motivate key executives.

2007 SUMMARY COMPENSATION TABLE NARRATIVE

Salary (Column (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2007.

•      IBM reviews salaries for each named executive officer annually during a common review cycle. In 2007, salary increases for named executive officers took effect on June 1.

•     See Section 1 of the 2007 Compensation Discussion and Analysis above for an explanation of the amount of salary, bonus and other compensation elements in proportion to total compensation.

Bonus (Column (d))

Amounts shown in the Bonus column represent payouts of the Team Incentive. Amounts in this column do not include payments under the IBM Annual Incentive Plan, which are included under column (g) (Non-Equity Incentive Plan Compensation).

TEAM INCENTIVE

General Terms

•                  Only the EVP and SVPs participate in this program; each participant receives the same payout.

•                  The Chairman and CEO determines how well the participants have performed as a team over the course of the year and sets the payout amount which is approved by the Compensation Committee.

•                  See 2007 Compensation Discussion and Analysis for an explanation of the Team Incentive.

Performance Period and Payout Range

•                  This is an annual program with a performance period from January 1 to December 31. Payout generally occurs in March of the year following the performance period.

•                  Minimum annual payout of $0. Maximum annual payout of $250,000. There is no target.

Stock Awards Total (Column (e))

Amounts shown in the Stock Awards Total column are comprised of three different types of awards (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units), presented separately to enhance understanding. The amounts shown in the columns for Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units are the dollar amounts recognized for financial statement reporting purposes in 2007 in accordance with FAS 123R for equity award expense (excluding any risk of forfeiture, per SEC regulations). Equity expense calculations for financial statement purposes spread the grant date cost of those awards over the vesting period. Therefore, amounts in this column include the expense for awards granted in 2007 and previous years. All of these awards were granted to the named executive officers under IBM’s 1999 Long-Term Performance Plan (LTPP).

PERFORMANCE SHARE UNITS (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Performance Share Units (column (e)) in the 2007 Summary Compensation Table and in the columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)) in the 2007 Grants of Plan-Based Awards Table.

General Terms

•                  One PSU is equivalent in value to one share of IBM common stock.

•                  Executive officers are awarded a number of PSUs each year at the beginning of the three-year performance period.

•                  Performance targets for cumulative three-year attainment in earnings per share and cash flow are set at the beginning of the three-year period. These targets are approved by the Compensation Committee.

•                  At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets.

•                  At the end of the performance period, that number of PSUs is adjusted up or down based on the approved actual performance relative to the pre-established targets.

•                  The performance period for the awards made in 2007 is January 1, 2007 through December 31, 2009.

•                  PSUs are paid out in IBM common stock after the three-year performance period.

•                  There are no dividends or dividend equivalents paid on PSUs.

Vesting and Payout Calculations

•                  PSU awards granted in 2007 will be adjusted for performance (as described below) and will be paid in IBM common stock on February 1, 2010 if the executive has been continuously employed by IBM as of that date.

•                  Payout of PSUs is determined by separately assessing performance against each of the pre-established targets.

•                  Payout will not be made for performance below the Threshold level, described below.

•                  For PSUs that are paid out on or before February 1, 2008, the executive could have elected, at least 6 months prior to vesting, to defer payment of these shares into the IBM Excess 401(k) Plus Plan (formerly the IBM Executive Deferred Compensation Plan). For PSUs that pay out after February 1, 2008, deferrals are not permitted.

•                  See Section 2 of the Compensation Discussion and Analysis for information on setting performance targets for the PSU program.

Threshold Number:

•                  The Threshold number of PSUs (listed in column (f) of the 2007 Grants of Plan-Based Awards Table) is 25% of the Target number.

•                  The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (earnings per share and cash flow).

•                  If only the cumulative earnings-per-share target is met at the Threshold level (and the cash flow target is not met), the number of PSUs earned would be 80% of the Threshold number.

•                  If only the cumulative cash flow target is met at the Threshold level (and the earnings-per-share target is not met), the number of PSUs earned would be 20% of the Threshold number.

Target Number:

The Target number of PSUs (listed in column (g) of the 2007 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

•                  The Maximum number of PSUs (listed in column (h) of the 2007 Grants of Plan-Based Awards Table) is 150% of the Target number.

•                  The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

RESTRICTED STOCK UNITS (RSUs)

The following describes the material terms and conditions of RSUs as reported in the column titled Restricted Stock Units (column (e)) in the 2007 Summary Compensation Table and in the column titled All Other Stock Awards: Number of Shares of Stock or Units (column (i)) in the 2007 Grants of Plan-Based Awards Table.

General Terms

•                  One RSU is equivalent in value to one share of IBM common stock. RSUs are generally paid out in IBM common stock at vesting.

•                  RSUs granted before January 1, 2008 earn dividend equivalents at the same rate and at the same time as the dividends paid to IBM stockholders.

Vesting and Payout

•                  RSUs generally vest in three equal increments on the first three anniversaries of the grant date.

•                  Payout at each anniversary is contingent on the recipient remaining employed by IBM through each anniversary date.

•                  From time to time, special performance-based RSUs may be granted with performance contingent vesting.

RETENTION RESTRICTED STOCK UNITS (RRSUs)

The following describes the material terms and conditions of RRSUs as reported in the column titled Retention Restricted Stock Units (column (e)) in the 2007 Summary Compensation Table and in the column titled All Other Stock Awards: Number of Shares of Stock or Units (column (i)) in the 2007 Grants of Plan-Based Awards Table.

Terms, Vesting and Payout

•                  RRSUs have the same general terms as RSUs. These awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

•                  Vesting periods for RRSUs typically range from two to five years and can be as long as ten years.

•                  Payout is contingent on the recipient remaining employed by IBM until the end of each vesting period.

•                  For RRSUs granted on or before December 31, 2007, the executive could have elected to defer payment of those shares into the IBM Excess 401(k) Plus Plan (formerly the IBM Executive Deferred Compensation Plan). For RRSUs granted on or after January 1, 2008, deferrals are not permitted.

Option Awards (Column (f))

Amounts shown in the Options Awards Total column are comprised of two different types of awards (Premium Priced Options and Market Priced Options), presented separately to enhance understanding. The amounts shown in the columns for Premium Priced Options and Market Priced Options are the dollar amounts recognized for financial statement reporting purposes in 2007 in accordance with FAS 123R for equity award expense (excluding any risk of forfeiture, per SEC regulations). Equity expense calculations for financial statement purposes spread the grant date cost of those awards over the vesting period. Therefore, amounts in this column include the expense for awards granted in 2007 and previous years. All of these options were granted to the named executive officers under IBM’s 1999 LTPP.

General Terms

•                  All option awards made in 2007 expire on the tenth anniversary of the date of grant.

•                  In accordance with IBM’s LTPP, the exercise price of stock options is not less than the average of the high and low prices of IBM stock on the New York Stock Exchange (NYSE) on the date of grant.

•                  Option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

        Premium priced options:

•                  The exercise price is equal to 110% of the average of the high and low prices of IBM stock on the NYSE on the date of grant.

•                  These options vest in four equal increments on the first four anniversaries of the grant date, except if otherwise noted.

        Market priced options:

•                  The exercise price is equal to the average of the high and low prices of IBM stock on the NYSE on the date of grant.

•                  These options generally vest 100% on the third anniversary of the date of grant.

•                  In 2007, market priced options were awarded to named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5, 10 or 15% of their annual incentive plan payouts in the IBM Stock Fund under the EDCP.

Non-Equity Incentive Plan Compensation (Column (g))

Amounts in this column represent payments under IBM’s Annual Incentive Plan (AIP).

General Terms

•                  All executive officers, including the Chairman and CEO, participate in this plan. The performance period is the fiscal year (January 1 through December 31, 2007).

•                  Performance goals are set annually in the beginning of the year and generally encompass corporate-wide goals and business unit goals.

•                  See Section 2 of the Compensation Discussion and Analysis for information on setting performance targets for the AIP program.

Payout Range

•                  The Chairman and CEO had a target of $5,000,000.

•                  Each named executive officer other than the Chairman and CEO had a target of approximately 135% of salary rate for 2007.

•                  Threshold payout for each named executive officer is $0 (see column (c) of the 2007 Grants of Plan-Based Awards Table).

•                  Maximum payout for each named executive officer is three times the target (see column (e) of the 2007 Grants of Plan-Based Awards Table).

Vesting and Payout

•                  In addition to performance against corporate-wide and business unit goals, individual performance against goals set at beginning of year determine payout amount.

•                  An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout.

•                  AIP payouts earned between January 1, 2007 and December 31, 2007 will be paid on or before March 15, 2008.

Change in Retention Plan Value (Column (h))

•                  Amounts in the column titled Change in Retention Plan Value represent the annual change in retention plan value from December 31, 2006 to December 31, 2007 for each named executive officer.

•                  See the 2007 Retention Plan Narrative for a description of the Retention Plan.

Change in Pension Value (Column (h))

•                  Amounts in the column titled Change in Pension Value represent the annual change in pension value from December 31, 2006 to December 31, 2007 for each named executive officer.

•                  See the 2007 Pension Benefits Narrative for a description of the IBM Pension Plans.

Nonqualified Deferred Compensation Earnings (Column (h))

•                  IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•                  See the 2007 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers may participate.

All Other Compensation (Column (i))

Amounts in this column represent the following as applicable:

Tax Reimbursements

•                  Amounts represent payments IBM has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•                  These expenses are: family travel to and attendance at Company-related events; and for the Chairman and CEO, commutation in Company-leased cars (see Personal Use of Company Autos below).

Company Contributions to Defined Contribution Plans

•                  Amounts represent Company matching contributions to the individual accounts for each named executive officer.

•                  Under IBM’s 401(k) plan and the EDCP, the Company matched 50% of the first 6% of eligible compensation contributed by executives hired before January 1, 2005, and 100% of the first 6% contributed by executives hired on or after January 1, 2005.

•                  See the 2007 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans in which the named executive officers may participate.

Life Insurance Premiums

•      Amounts represent life insurance premiums paid by IBM on behalf of the named executive officers.

•                  These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•                  Life insurance for employees and executives hired before January 1, 2004 is two times salary plus annual incentive plan payout, with a maximum coverage amount of $2,000,000.

•                  In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for employees and executives is five times salary plus incentive with a maximum coverage amount of $15,000,000.

Dividend Equivalents

•                  Amounts represent dividend equivalents paid in cash to the named executive officers in 2007 on their RSUs that have not yet vested and on any shares of IBM stock for which the officers deferred receipt under the EDCP (Deferred IBM Shares).

•                  Dividend equivalents are paid on unvested RSUs granted prior to 2008 and Deferred IBM Shares at the same rate and at the same time as the dividends paid to IBM stockholders.

•                  IBM does not pay dividend equivalents on PSUs or stock options.

•                  See the 2007 Nonqualified Deferred Compensation Narrative for a description of the EDCP, including Deferred IBM Shares.

PERQUISITES

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2007.

Personal Financial Planning

In 2007, IBM offered financial planning services with coverage up to $14,000 annually for each named executive officer.

Personal Travel on Company Aircraft

General Information

•                  Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•                  IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft; the aggregate incremental cost for his personal travel is included in this column. These amounts also include the aggregate incremental cost, if any, of travel by his family or other non-IBM employees on both business and non-business occasions.

•                  Additionally, personal travel on IBM aircraft by named executive officers other than the Chairman and CEO, and the aggregate incremental cost, if any, of travel by the officer’s family or other non-IBM employees when accompanying the officer on business occasions is also included.

•                  Also, from time to time, named executive officers who are members of the boards of directors of other companies and non-profit organizations travel on IBM aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

•                  Travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for the use of Company aircraft for personal travel is calculated by multiplying the hourly variable cost rate for the aircraft used by the hours used.

•                  The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•                  The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•                  The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from IBM hangar or other location).

•                  The aggregate incremental cost for charter flights is the full cost to IBM of the charter.

Personal Use of Company Autos

General Information

•                  IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM.

•                  In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver for non-business occasions, and his family may use a Company-leased car on non-business occasions or when accompanying him on business occasions.

•                  Family members and other non-IBM employees may accompany named executive officers other than the Chairman and CEO in a Company-leased car on business occasions.

•                  Amounts reflect the aggregate incremental cost, if any, for the above referenced items.

Aggregate Incremental Cost Calculation

•                  The incremental cost for the car and driver for commutation and non-business events is calculated by multiplying variable rate by the number of trips.

•                  The variable rate includes drivers’ salary and overtime payments, fuel, maintenance, tolls, parking, and drivers’ meals.

Personal Security

General Information

•                  Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for his family on certain non-business occasions or when accompanying him on business occasions.

•                  Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•                  In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and the specified named executive officers.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•                  The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the costs of these items.

Annual Executive Physical

•                  IBM covers the cost of an annual executive physical for the named executive officers under the Company’s corporate wellness program.

•                  Amounts represent payments by IBM for the specified named executive officer under this program.

Family Travel and Attendance at Company-Related Events

•                  Company-related events may include meetings, dinners and receptions with IBM’s clients, executive management or Board of Directors attended by the named executive officer and his family.

•                  Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend Company-related events.

Other Personal Expenses

•                  Amounts represent the cost of meals and lodging for executives who traveled for their annual executive physical under the Company’s corporate wellness program.

•                  Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft.

•                  Amounts also include ground transportation expenses and administrative charges incurred by executives.

2007 Summary Compensation Table

Name and Principal Position(a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Perform- ance Share Units (1) ($) (e)	Restricted Stock Units (1) ($) (e)	Retention Restricted Stock Units (1) ($) (e)	Stock Awards Total (2) ($) (e)	Premium Priced Options (3) ($) (f)	Market Priced Options (3) ($) (f)	Option Awards Total (4) ($) (f)	Non- Equity Incentive Plan Compen- sation ($) (g)	Change in Retention Plan Value (5) ($) (h)	Change in Pension Value (6) ($) (h)	Non- qualified Deferred Compen- sation Earnings (7) ($) (h)	All Other Compen- sation (8) ($) (i)	Total (9) ($) (j)
S.J. Palmisano	2007	$1,800,000	$0	$6,455,239	$721,405	$624,650	$7,801,294	$4,101,569	$1,383,997	$5,485,566	$5,800,000	$817,195	$2,438,194	$0	$988,479	$25,130,728
Chairman, President and CEO	2006	1,750,000	0	5,342,100	495,283	624,650	6,462,033	3,934,012	2,449,936	6,383,948	5,000,000	1,615,832	2,329,445	0	922,530	24,463,788
M. Loughridge	2007	685,834	220,000	1,534,287	555,631	356,227	2,446,145	833,825	201,879	1,035,704	1,168,750	618,103	822,494	0	202,658	7,199,688
Senior VP and CFO	2006	659,167	200,000	979,974	232,763	574,522	1,787,259	780,616	310,670	1,091,286	920,000	465,512	698,630	0	132,447	5,954,301
S.A. Mills	2007	657,501	220,000	1,495,085	506,088	544,879	2,546,052	985,578	263,859	1,249,437	850,700	347,596	781,878	0	137,296	6,790,460
Senior VP and Group Executive	2006	621,251	200,000	1,142,409	217,245	584,206	1,943,860	935,918	521,027	1,456,945	865,000	322,046	491,700	0	109,427	6,010,229
M.E. Daniels(10)	2007	620,417	220,000	1,325,988	446,201	736,847	2,509,036	796,085	33,531	829,616	1,066,400	541,037	748,545	0	102,778	6,637,829
Senior VP, Global Technology Services
D.T. Elix	2007	775,001	220,000	1,568,983	516,433	72,123	2,157,539	1,129,907	251,090	1,380,997	1,045,000	697,068	92,824	0	129,941	6,498,370
Senior VP and Group Executive	2006	768,751	200,000	1,280,009	225,004	288,492	1,793,505	1,078,472	601,094	1,679,566	888,250	473,653	136,307	0	120,117	6,060,149

(1)          The expense for the Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units above was computed in accordance with FAS 123R (excluding risk of forfeiture) by multiplying the number of units granted by the average high and low stock prices of IBM stock on the NYSE on the date of grant.

(2)          The amounts in this column reflect the total of the previous three columns (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units).

(3)          For assumptions used in determining the fair value of stock option awards granted, see Note T (Stock-Based Compensation) to the Company’s 2007 Consolidated Financial Statements for the assumptions used in 2005, 2006 and 2007. In addition, see Note U (Stock-Based Compensation) to the Company’s 2005 Consolidated Financial Statements for assumptions used in 2003 and 2004.

(4)          The amounts in this column reflect the total of the previous two columns (Premium Priced Options and Market Priced Options).

(5)          Assumptions used to calculate this amount can be found immediately after the 2007 Retention Plan Table.

(6)          Assumptions used to calculate this amount can be found immediately after the 2007 Pension Benefits Table.

(7)          IBM does not provide above-market or preferential earnings on deferred compensation.

(8)          Amounts in this column include the following: for Mr. Palmisano: tax reimbursements of $11,378, Company contributions to defined contribution plans of $152,460 and dividend equivalents of $364,162; for Mr. Loughridge: Company contributions to defined contribution plans of $54,175 and dividend equivalents of $111,544; for Mr. Mills: Company contributions to defined contribution plans of $51,675 and dividend equivalents of $73,395; for Mr. Daniels: dividend equivalents of $78,184; and for Mr. Elix: tax reimbursements of $11,705, Company contributions to defined contribution plans of $55,898 and dividend equivalents of $36,539. Amounts in this column also include the following perquisites: for Mr. Palmisano: personal financial planning, personal travel on Company aircraft of $406,235, personal use of Company autos, personal security, family attendance at Company-related events and other personal expenses; for Mr. Loughridge: personal travel on Company aircraft, annual executive physical, family attendance at Company-related events and other personal expenses; for Mr. Mills: personal financial planning and family attendance at Company-related events; for Mr. Daniels: personal financial planning, personal travel on Company aircraft, family attendance at Company-related events and other personal expenses; and for Mr. Elix: personal travel on Company aircraft, family attendance at Company-related events and other personal expenses. See the 2007 Summary Compensation Table Narrative for a description of these items and information about aggregate incremental cost calculations for perquisites.

(9)          The amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards Total, Option Awards Total, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(10)    Mr. Daniels was not a named executive officer in the Company’s most recent Proxy Statement. Therefore, in accordance with SEC rules, the table above does not provide 2006 data for him.

2007 Grants of Plan-Based Awards Table

				ESTIMATED FUTURE PAYOUTS			ESTIMATED FUTURE PAYOUTS
				UNDER NON-EQUITY INCENTIVE			UNDER EQUITY INCENTIVE
				PLAN AWARDS(2)			PLAN AWARDS(3)
	TYPE OF AWARD	GRANT DATE	COMPEN-SATION COMMITTEE APPROVAL	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(4)(5)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDER-LYING OPTIONS(6)	EXERCISE OR BASE PRICE OF OPTION AWARDS(7)	CLOSING PRICE ON THE NYSE ON THE DATE OF GRANT	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(8)
NAME (a)	(1)	(b)	DATE	($) (c)	($) (d)	($) (e)	(#) (f)	(#) (g)	(#) (h)	(#) (i)	(#) (j)	($/SH) (k)	($/SH)	($) (l)
S.J. Palmisano	AIP	N/A	2/27/2007	$0	$5,000,000	$15,000,000
	PSU	5/8/2007	2/27/2007				18,421	73,685	110,528					$7,574,818
	RSU	5/8/2007	2/27/2007							31,579				3,246,321
	SO	5/8/2007	2/27/2007								58,264	$102.80	$103.29	1,498,550
M. Loughridge	AIP	N/A	2/27/2007	0	935,000	2,805,000
	PSU	5/8/2007	2/27/2007				6,263	25,053	37,580					2,575,448
	RSU	5/8/2007	2/27/2007							10,737				1,103,764
	SO	5/8/2007	2/27/2007								8,701	102.80	103.29	223,790
S.A. Mills	AIP	N/A	2/27/2007	0	905,000	2,715,000
	PSU	5/8/2007	2/27/2007				5,527	22,106	33,159					2,272,497
	RSU	5/8/2007	2/27/2007							9,474				973,927
	SO	5/8/2007	2/27/2007								12,411	102.80	103.29	319,211
M.E. Daniels	AIP	N/A	2/27/2007	0	860,000	2,580,000
	PSU	5/8/2007	2/27/2007				4,790	19,158	28,737					1,969,442
	RRSU	12/18/2007	12/18/2007							35,399				3,736,364
	RSU	5/8/2007	2/27/2007							8,211				844,091
D.T. Elix	AIP	N/A	2/27/2007	0	1,045,000	3,135,000
	PSU	5/8/2007	2/27/2007				5,527	22,106	33,159					2,272,497
	RSU	5/8/2007	2/27/2007							9,474				973,927
	SO	5/8/2007	2/27/2007								8,455	102.80	103.29	217,463

(1)                                  Type of Award:

AIP = Annual Incentive Plan

RSU = Restricted Stock Unit

SO = Nonqualified Stock Option

PSU = Performance Share Unit

RRSU = Retention Restricted Stock Unit

(2)                                  These amounts will be adjusted based on performance and paid on or before March 15, 2008.

(3)                                  Amounts shown are numbers of PSUs. These awards will be adjusted for performance and be payable on February 1, 2010.

(4)                                  RSUs will vest in three equal annual installments on the first three anniversaries of the grant date.

(5)                                  The RRSU awarded to Mr. Daniels will vest 100% on December 18, 2012.

(6)                                  All of the options shown above will vest 100% on May 8, 2010.

(7)                                  All SOs have an exercise price equal to the average of the high and low prices of IBM stock on the NYSE on the date of grant.

(8)                                  Amounts in this column represent the market value of the full 2007 awards indicated, calculated in accordance with FAS 123R. For option awards, that number is calculated by multiplying the Black-Scholes value by the number of options awarded. For PSUs, RSUs and RRSUs, that number is calculated by multiplying the average high and low prices of IBM stock on the NYSE on the date of grant by the number of units awarded.

2007 Outstanding Equity Awards at Fiscal Year-End Narrative

Option Awards (Columns (b)—(f))

•                  The Grant Date for each of the outstanding option awards has been included to facilitate understanding of the vesting schedules.

•                  Additionally, a Total line has been included for each named executive officer to provide the reader with a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•                  IBM has not granted any option awards that are Equity Incentive Plan Awards; therefore no amounts are reported in column (d) of the 2007 Outstanding Equity Awards at Fiscal Year-End Table.

•                  See the 2007 Summary Compensation Table Narrative above for more details on option awards.

Stock Awards (Columns (g)—(j))

General Information

The Grant Date for each of the outstanding RSU and RRSU awards (column (g)) and PSU awards (column (i)) has been included to facilitate understanding of the vesting schedules.

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RSUs and RRSUs that were outstanding as of December 31, 2007.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RSUs and RRSUs disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the fiscal year.

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2007.

Performance Share Units

•                  Amounts in column (i) of the 2007 Outstanding Equity Awards at Fiscal Year-End Table reflect the maximum number possible for each PSU award.

•                  The maximum payout level is 150% of target, and the program has not paid out at the maximum level since the 1995-1997 performance period (which paid out in February 1998).

•                  The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•                  Payouts in the last 5 years have ranged from 54% to 147%.

•                  See Section 2 of the 2007 Compensation Discussion and Analysis as well as the 2007 Summary Compensation Table Narrative for a detailed description of the PSU program including payout calculations.

•                  The table below provides the payout levels for all of the outstanding PSU awards for each of the named executive officers.

2007 Outstanding PSU Award Payout Levels

NAME	GRANT DATE	THRESHOLD	TARGET	MAXIMUM
S.J. Palmisano	3/08/2005	8,374	33,495	50,243
	5/08/2006	23,619	94,475	141,713
	5/08/2007	18,421	73,685	110,528

M. Loughridge	3/08/2005	1,622	6,487	9,731
	5/08/2006	4,688	18,750	28,125
	5/08/2007	6,263	25,053	37,580

S.A. Mills	3/08/2005	2,079	8,315	12,473
	5/08/2006	4,375	17,500	26,250
	5/08/2007	5,527	22,106	33,159

M.E. Daniels	3/08/2005	1,889	7,555	11,333
	5/08/2006	3,906	15,625	23,438
	5/08/2007	4,790	19,158	28,737

D.T. Elix	3/08/2005	2,392	9,569	14,354
	5/08/2006	4,531	18,125	27,188
	5/08/2007	5,527	22,106	33,159

Equity Incentive Plan Awards:  Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the value of PSUs disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the fiscal year.

2007 Outstanding Equity Awards at Fiscal Year-End Table

	OPTION AWARDS						STOCK AWARDS
												EQUITY
												INCENTIVE
											EQUITY	PLAN
											INCENTIVE	AWARDS:
											PLAN	MARKET
									MARKET		AWARDS:	OR
								NUMBER	VALUE		NUMBER	PAYOUT
				EQUITY				OF	OF		OF	VALUE OF
				INCENTIVE				SHARES	SHARES		UNEARNED	UNEARNED
				PLAN				OR	OR		SHARES,	SHARES,
				AWARDS:				UNITS	UNITS		UNITS OR	UNITS OR
		NUMBER OF		NUMBER				OF	OF		OTHER	OTHER
		SECURITIES	NUMBER OF	OF				STOCK	STOCK		RIGHTS	RIGHTS
		UNDERLYING	SECURITIES	SECURITIES				THAT	THAT		THAT	THAT
		UNEXERCISED	UNDERLYING	UNDERLYING				HAVE	HAVE		HAVE	HAVE
		OPTIONS(1)	UNEXERCISED	UNEXERCISED	OPTION	OPTION		NOT	NOT		NOT	NOT
	GRANT	(#)	OPTIONS(2) (#)	UNEARNED	EXERCISE	EXPIRATION	GRANT	VESTED	VESTED(4)	GRANT	VESTED(5)	VESTED(4)
NAME	DATE	EXERCISABLE	UNEXERCISABLE	OPTIONS (#)	PRICE ($)	DATE	DATE	(3) (#)	($)	DATE	(#)	($)
(a)		(b)	(c)	(d)	(e)	(f)		(g)	(h)		(i)	(j)
S.J. Palmisano	2/23/1999	100,000	0	N/A	$88.9550	2/22/2009	7/27/1999	25,000	$2,702,500	3/8/2005	50,243	$5,431,268
	2/29/2000	80,000	0		103.2500	2/28/2010	5/8/2007	31,579	3,413,690	5/8/2006	141,713	15,319,175
	9/26/2000	100,000	0		120.1200	9/25/2010				5/8/2007	110,528	11,948,077
	2/27/2001	90,000	0		104.7100	2/26/2011
	2/26/2002	300,000	0		97.5900	2/25/2012
	2/25/2003	250,000	0		78.1300	2/24/2013
	2/24/2004	187,500	62,500		105.9600	2/23/2014
	3/8/2005	100,000	100,000		101.3300	3/7/2015
	3/8/2005	0	30,325		92.1200	3/7/2015
	5/8/2006	22,032	66,098		91.0400	5/7/2016
	5/8/2006	0	63,628		82.7600	5/7/2016
	5/8/2007	0	58,264		102.8000	5/7/2017
Total		1,229,532	380,815					56,579	$6,116,190		302,484	$32,698,520

M. Loughridge	2/23/1999	14,700	0	N/A	$88.9550	2/22/2009	3/7/2006	17,648	$1,907,749	3/8/2005	9,731	$1,051,921
	2/29/2000	22,500	0		103.2500	2/28/2010	5/8/2006	7,500	810,750	5/8/2006	28,125	3,040,313
	2/27/2001	24,500	0		104.7100	2/26/2011	5/8/2007	10,737	1,160,670	5/8/2007	37,580	4,062,398
	2/26/2002	28,462	0		97.5900	2/25/2012
	5/1/2002	10,388	0		83.1600	4/30/2012
	2/25/2003	28,881	0		78.1300	2/24/2013
	2/24/2004	21,174	7,058		105.9600	2/23/2014
	7/27/2004	15,000	5,000		94.4700	7/26/2014
	3/8/2005	19,367	19,367		101.3300	3/7/2015
	3/8/2005	0	5,597		92.1200	3/7/2015
	5/8/2006	6,996	20,990		91.0400	5/7/2016
	5/8/2006	0	8,402		82.7600	5/7/2016
	5/8/2007	0	8,701		102.8000	5/7/2017
Total		191,968	75,115					35,885	$3,879,169		75,436	$8,154,632

S.A. Mills	2/23/1999	29,438	0	N/A	$88.9550	2/22/2009	11/3/1999	12,500	$1,351,250	3/8/2005	12,473	$1,348,331
	2/29/2000	29,758	0		103.2500	2/28/2010	5/8/2006	7,000	756,700	5/8/2006	26,250	2,837,625
	9/26/2000	25,000	0		120.1200	9/25/2010	12/22/2006	12,346	1,334,603	5/8/2007	33,159	3,584,488
	2/27/2001	50,000	0		104.7100	2/26/2011	5/8/2007	9,474	1,024,139
	2/26/2002	64,774	0		97.5900	2/25/2012
	2/25/2003	57,189	0		78.1300	2/24/2013
	2/24/2004	41,926	13,976		105.9600	2/23/2014
	3/8/2005	24,823	24,824		101.3300	3/7/2015
	3/8/2005	0	4,523		92.1200	3/7/2015
	5/8/2006	6,530	19,590		91.0400	5/7/2016
	5/8/2006	0	11,804		82.7600	5/7/2016
	5/8/2007	0	12,411		102.8000	5/7/2017
Total		329,438	87,128					41,320	$4,466,692		71,882	$7,770,444

M.E. Daniels	2/23/1999	28,200	0	N/A	$88.9550	2/22/2009	9/3/1999	5,000	$540,500	3/8/2005	11,333	$1,225,097
	2/29/2000	27,000	0		103.2500	2/28/2010	12/6/2004	11,628	1,256,987	5/8/2006	23,438	2,533,648
	2/27/2001	27,000	0		104.7100	2/26/2011	3/7/2006	17,648	1,907,749	5/8/2007	28,737	3,106,470
	2/26/2002	31,802	0		97.5900	2/25/2012	5/8/2006	6,250	675,625
	2/25/2003	37,000	0		78.1300	2/24/2013	5/8/2007	8,211	887,609
	2/24/2004	30,000	10,000		105.9600	2/23/2014	12/18/2007	35,399	3,826,632
	3/8/2005	15,515	15,515		101.3300	3/7/2015
	7/26/2005	8,084	8,084		92.5100	7/25/2015
	5/8/2006	5,830	17,491		91.0400	5/7/2016
Total		210,431	51,090					84,136	$9,095,102		63,508	$6,865,215

D.T. Elix	2/23/1999	46,200	0	N/A	$88.9550	2/22/2009	5/8/2006	7,250	$783,725	3/8/2005	14,354	$1,551,667
	2/29/2000	50,000	0		103.2500	2/28/2010	5/8/2007	9,474	1,024,139	5/8/2006	27,188	2,939,023
	2/27/2001	65,000	0		104.7100	2/26/2011				5/8/2007	33,159	3,584,488
	2/26/2002	70,663	0		97.5900	2/25/2012
	2/25/2003	67,082	0		78.1300	2/24/2013
	2/24/2004	49,181	16,394		105.9600	2/23/2014
	3/8/2005	28,568	28,569		101.3300	3/7/2015
	3/8/2005	0	6,458		92.1200	3/7/2015
	5/8/2006	6,763	20,290		91.0400	5/7/2016
	5/8/2006	0	9,263		82.7600	5/7/2016
	5/8/2007	0	8,455		102.8000	5/7/2017
Total		383,457	89,429					16,724	$1,807,864		74,701	$8,075,178

(1)               All fully vested option grants in this column vested 25% per year on the first through the fourth anniversaries of the respective grant dates.

(2)

The table below shows the vesting schedule for all unexercisable options. All options vest on the anniversary of the grant date in the year indicated. For example, the May 8, 2007 option grant below for Mr. Palmisano will vest in its entirety on May 8, 2010.

Vesting Schedule for Unexercisable Options

NAME	GRANT DATE	2008	2009	2010
S.J. Palmisano	2/24/2004	62,500
	3/8/2005	50,000	50,000
	3/8/2005	30,325
	5/8/2006	22,033	22,032	22,033
	5/8/2006		63,628
	5/8/2007			58,264
M. Loughridge	2/24/2004	7,058
	7/27/2004	5,000
	3/8/2005	9,683	9,684
	3/8/2005	5,597
	5/8/2006	6,997	6,996	6,997
	5/8/2006		8,402
	5/8/2007			8,701
S.A. Mills	2/24/2004	13,976
	3/8/2005	12,412	12,412
	3/8/2005	4,523
	5/8/2006	6,530	6,530	6,530
	5/8/2006		11,804
	5/8/2007			12,411
M.E. Daniels	2/24/2004	10,000
	3/8/2005	7,757	7,758
	7/26/2005	4,042	4,042
	5/8/2006	5,830	5,830	5,831
D.T. Elix	2/24/2004	16,394
	3/8/2005	14,284	14,285
	3/8/2005	6,458
	5/8/2006	6,763	6,763	6,764
	5/8/2006		9,263
	5/8/2007			8,455

(3)

The amounts shown in column (g) of the 2007 Outstanding Equity Awards at Fiscal Year-End Table are RSUs and RRSUs that have not yet vested. See 2007 Summary Compensation Table Narrative for additional information on these awards. The table below shows the vesting schedules for these outstanding awards, all of which are RSUs except where otherwise indicated. All awards below vest on the anniversary of the date of grant in the year indicated.

Vesting Schedule for Unvested RSUs and RRSUs

NAME	GRANT DATE	2008	2009	2010	2011	2012
S.J. Palmisano	7/27/1999 (RRSU)		25,000
	5/8/2007	10,526	10,526	10,527
M. Loughridge	3/7/2006 (RRSU)		5,883		11,765
	5/8/2006	3,750	3,750
	5/8/2007	3,579	3,579	3,579
S.A. Mills	11/3/1999 (RRSU)		12,500
	5/8/2006	3,500	3,500
	12/22/2006 (RRSU)				12,346
	5/8/2007	3,158	3,158	3,158
M.E. Daniels	9/3/1999 (RRSU)		5,000
	12/6/2004 (RRSU)		11,628
	3/7/2006 (RRSU)	5,883			11,765
	5/8/2006	3,125	3,125
	5/8/2007	2,737	2,737	2,737
	12/18/2007 (RRSU)					35,399
D.T. Elix	5/8/2006	3,625	3,625
	5/8/2007	3,158	3,158	3,158

(4)	Values in these columns are calculated by multiplying the fiscal year-end IBM stock price ($108.10) by the number of shares or units indicated.

(5)

The amounts shown in column (i) of the 2007 Outstanding Equity Awards at Fiscal Year-End Table are PSUs that have not yet vested. See 2007 Summary Compensation Table Narrative for additional information on PSUs. The table below shows the vesting schedules for these outstanding PSU awards (reflecting maximum payout), all of which vest on February 1 of the year indicated.

Vesting Schedule for Unvested PSUs

NAME	GRANT DATE	2008	2009	2010
S.J. Palmisano	3/8/2005	50,243
	5/8/2006		141,713
	5/8/2007			110,528
M. Loughridge	3/8/2005	9,731
	5/8/2006		28,125
	5/8/2007			37,580
S.A. Mills	3/8/2005	12,473
	5/8/2006		26,250
	5/8/2007			33,159
M.E. Daniels	3/8/2005	11,333
	5/8/2006		23,438
	5/8/2007			28,737
D.T. Elix	3/8/2005	14,354
	5/8/2006		27,188
	5/8/2007			33,159

2007 Option Exercises and Stock Vested Table

	OPTION AWARDS(1)		STOCK AWARDS(2)
	NUMBER OF SHARES ACQUIRED	VALUE REALIZED	NUMBER OF SHARES ACQUIRED	VALUE REALIZED
NAME	ON EXERCISE (#)	ON EXERCISE ($)	ON VESTING (#)	ON VESTING ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	184,000	$9,411,461	64,920	$6,346,204
M. Loughridge	0	0	24,194	2,441,013
S.A. Mills	0	0	34,467	3,524,704
M.E. Daniels	1,466	76,261	21,216	2,160,710
D.T. Elix	45,000	2,780,244	36,685	3,743,851

(1)	Options that were exercised by the named executive officers in 2007 were nearing the end of their ten year terms, at which time they would have been cancelled if not exercised.

(2)

Amounts in this column for Mr. Palmisano reflect PSUs and the 10,753 performance-based RSUs that vested on March 8, 2007 in connection with the Lenovo transaction involving IBM’s personal computing business. For the other named executive officers, amounts in this column reflect PSUs, RSUs, and RRSUs. See 2007 Summary Compensation Table Narrative for details on these types of awards.

2007 RETENTION PLAN NARRATIVE

Introduction and Purpose

As noted in Section 1 of the Compensation Discussion and Analysis, during the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. To discourage these leaders from joining competitors even after a full IBM career, they would forfeit any benefits under the Retention Plan if this happened. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s and its current position of market leadership. Thirteen of the Company’s top 16 executives, including four of the five named executive officers, were with IBM and eligible for the Retention Plan at the time it was introduced and remain with the Company today.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004.  Future accruals under the Retention Plan stopped on December 31, 2007 and it will not be replaced by any other plan.

For individuals who were eligible for the Retention Plan since its inception, payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at the Company choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2007 Retention Plan Table and are not included in the 2007 Pension Benefits Table.

The 2007 Retention Plan Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan.

Description of Retention Plan

•                  The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•                  Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Messrs. Palmisano and Mills continue to earn benefits under the prior formula. Messrs. Loughridge, Daniels, and Elix earn benefits under the 1999 plan formula.

•                  Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned or service credited after December 31, 2007.

•                  Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

Material Terms and Conditions:  1995 Retention Plan

•                  The benefits provided under the Retention Plan for Messrs. Palmisano and Mills are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•                  Benefits are available under the 1995 Retention Plan only if a participant terminates employment or dies on or after early retirement age or normal retirement age, holds an executive level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death. Early retirement age has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees”, as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1)		(2)		(3)		(4)		(5)
1.7% times		2.55% times		1.3% times		0.75% times		The annual
final average		final average		final average		final average		single life
pay up		pay in excess		pay times		pay times		annuity pro-
to (and		of $311,400		years of		years of		vided under
including)		times years		service in		service in		the IBM
$311,400	+	of service	+	excess of 20,	+	excess of	–	Personal
times years		up to (and		but not		30, but not		Pension Plan
of service		including)		in excess of 30		in excess		beginning
up to (and		20				of 35		on the
including)								benefit com-
20								mencement
date

•                  If the participant terminates employment before age 60, the single life annuity resulting from the sum of the amounts specified in (1) through (4) are reduced based on reductions specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•                  The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions:  1999 Retention Plan

•                  The benefits provided under the Retention Plan to Messrs. Loughridge, Daniels, and Elix are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•                  Benefits are available under the 1999 Retention Plan if a participant terminates employment for any reason other than cause or dies after attaining age 60 and completing at least five years of service, holds an executive-level position immediately prior to termination or death, and has final average pay in excess of $405,400 immediately prior to termination or death.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Benefits are available if a participant terminates employment for any reason other than cause or dies after attaining age 55 and completing at least 15 years of service, if approved by the Board in the case of the Chairman and CEO and Chief Financial Officer (and if approved by the Compensation Committee and the Chairman and CEO in the case of any other officer of IBM).

•                  The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees”, as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1)		(2)		(3)
1% times final average		2.5% times final		The annual single
pay up to (and		average pay in excess		life annuity
including) $405,400	+	of $405,400 times	–	provided under the
times years of		years of service		IBM Personal Pension
service up to		up to (and		Plan beginning
(and including) 35		including) 35		on the benefit
commencement date

•                  In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•                  A participant who terminates employment between ages 55 and 60, who completes at least 15 years of service, and who receives Board, or Compensation Committee and Chairman and CEO, approval, as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations

The definitions of eligible final average pay and compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding

•                  The Retention Plan is unfunded and maintained as a book reserve account.

•                  No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of the Company regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service is based on the years an employee participates in the Retention Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Retention Plan.

Available Forms of Payment

•                  A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•                  A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit

The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age under the Retention Plan for each of the named executive officers is detailed in the table below.

ANNUAL
RETENTION
PLAN BENEFIT
AT EARLIEST
UNREDUCED
RETIREMENT
NAME	AGE
S.J. Palmisano	$1,529,749
M. Loughridge	255,994
S.A. Mills	293,144
M.E. Daniels	192,387
D.T. Elix	203,720

Present Value of Accumulated Benefit

•                  The present value of accumulated benefit shown in the 2007 Retention Plan Table is the value as of December 31, 2007 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•                  The annual Retention Plan benefit, which is reflected in the table in the following subsection titled Annual Retention Plan Benefit, is the benefit that is payable for the named executive officer’s life beginning on his earliest unreduced retirement age.

•                  The earliest unreduced retirement age is the earliest age a named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. For a named executive officer who did not attain age 60 by December 31, 2007, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month coincident with or next following the attainment of age 60.

•                  Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2007 Retention Plan Table.

2007 Retention Plan Table

		NUMBER OF	PRESENT VALUE	PAYMENTS
		YEARS CREDITED	OF ACCUMULATED	DURING LAST
NAME	PLAN NAME	SERVICE (#)	BENEFIT ($)	FISCAL YEAR ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	Retention Plan	34	$15,069,300	$0
M. Loughridge	Retention Plan	30	2,190,511	0
S.A. Mills	Retention Plan	34	2,873,710	0
M.E. Daniels	Retention Plan	32	1,583,508	0
D.T. Elix	Retention Plan	7	2,390,139	0

Assumptions to determine present value as of December 31, 2007:

•                  Measurement date: December 31, 2007

•                  Interest rate for present value: 6.00%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male table with 20 year improvement

•                  Termination of employment: Later of age 60 or current age

•                  Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•                  Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the IBM Personal Pension Plan beginning on the first day of the month following the assumed termination of employment, as determined using the assumptions following the 2007 Pension Benefits Table.

•                  Present value is based on the single life annuity payable beginning on the first day of the month following the assumed termination of employment.

•                  All results shown are estimates only; actual benefits will be based on data, final average pay and service at time of actual termination of employment.

Assumptions to determine present value as of December 31, 2006:

•                  The column titled Change in Retention Plan Value in the 2007 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2006 to December 31, 2007.

•                  To determine the present value of the Retention Plan benefit as of December 31, 2006, the same assumptions that are described above to determine present value as of December 31, 2007 were used, except a 5.75% interest rate and the 1994 US GAM Male table with 12 year improvement for post-commencement mortality were used to determine present value and the 2006 assumptions following the 2007 Pension Benefits Table were used to determine the offset for the benefit payable under the IBM Personal Pension Plan.

2007 Pension Benefits Narrative

The 2007 Pension Benefits Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the IBM Personal Pension Plan (the Plan). As discussed below, the Plan includes a Qualified Plan and a Nonqualified Excess Plan.

IBM Personal Pension Plan—General

Plan Description

•                  The Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code (referred to as the Qualified Plan), and unfunded, nonqualified benefits in excess of the limits (referred to as the Nonqualified Excess Plan).

•                  Effective July 1, 1999, IBM amended the Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999 to elect to continue to earn benefits under the prior formula.

•                  Effective January 1, 2005, the Plan was closed to new participants.

•                  Accrual of future benefits under the Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after December 31, 2007.

•                  Effective January 1, 2008, all eligible employees, including the named executive officers, became eligible for Company contributions under a new defined contribution plan, the IBM 401(k) Plus Plan. Under the new plan, the named executive officers are eligible for Company contributions of up to 10% of total pay, depending on their pension plan formula participation as of December 31, 2007.

IBM Personal Pension Plan—Qualified Plan

Purpose of the Qualified Plan

•                  The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•                  The cessation of additional accruals under the Qualified Plan and the replacement of Qualified Plan accruals with contributions under the new defined contribution plan reflect the Company’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by the Company’s current competition.

Material Terms and Conditions:  Pension Credit Formula Under the Qualified Plan

•                  The benefits under the Qualified Plan for Messrs. Palmisano, Loughridge, Mills, and Daniels are determined under the Pension Credit Formula. Each of these named executive officers satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•                  The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•                  The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•                  For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater.

•                  The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•                  Prior to 2008, the named executive officers earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•                  The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•                  A named executive officer may receive his benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•                  Early retirement age is defined as:

•                  Any age with 30 years of service,

•                  Age 55 with 15 years of service, or

•                  Age 62 with five years of service.

•                  As of December 31, 2007, Messrs. Palmisano, Loughridge, Mills, and Daniels had attained early retirement age.

•                  Under the Pension Credit Formula an executive who terminates employment and whose pension benefit commences before his normal retirement age will receive smaller monthly annuity payments than if his benefit commences at normal retirement age.

•                  Prior to 2008, an executive who terminates employment on or after age 60 and on or after early retirement age, but before normal retirement age, will receive an immediate annuity beginning on such early commencement retirement age that equals the immediate annuity that would be payable if the executive continued to work until any later age, but earned no additional pay or points after such early commencement age. On this immediate annuity basis:

•                  The immediate annuity will be reduced if the named executive officer terminates employment before age 60 or before early retirement age.

•                  The other named executive officers are not yet eligible to receive unreduced pensions.

•                  For purposes of determining present value, the assumptions described immediately following the 2007 Pension Benefits Table are used.

•                  Instead of receiving his entire benefit under the Pension Credit Formula as an annuity, a named executive officer may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the named executive officer earned before January 1, 2000.

Material Terms and Conditions:  Personal Pension Account Formula Under the Qualified Plan

•                  Mr. Elix’s benefit under the Qualified Plan is determined under the Personal Pension Account formula because, unlike the other named executive officers, he did not satisfy the eligibility requirements for the Pension Credit Formula in 1999.

•                  The Personal Pension Account formula is a cash balance formula.

•                  Under the Personal Pension Account formula, prior to 2008, Mr. Elix received pay credits and interest credits to his hypothetical Personal Pension Account. The pay credits for a year were equal to 5% of his eligible compensation for that year. The interest credits, which continue until Mr. Elix’s benefit is distributed, are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%.

•                  Mr. Elix may receive his benefit under the Personal Pension Account formula at any time following his termination of employment, but may not defer his benefit later than normal retirement age.

•                  If Mr. Elix’s benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age.

•                  Mr. Elix may receive his benefit in the following forms: a lump sum equal to his Personal Pension Account, an annuity that is actuarially equivalent to his Personal Pension Account, or both a partial lump sum and a reduced annuity.

Compensation Elements Included In Calculation

•                  Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

•                  Salary,

•                  Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards), and

•                  Amounts deferred from salary and variable compensation under IBM’s 401(k) plan and Internal Revenue Code Section 125 plan (cafeteria plan) and amounts that are deferred under the IBM Executive Deferred Compensation Plan.

•                  Equity compensation—stock options, RSUs, RRSUs and PSUs—was excluded from eligible compensation.

•                  Benefits provided under the Qualified Plan are based on annual compensation up to a compensation limit under the Internal Revenue Code (which was $225,000 in 2007). In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which was $180,000 payable as a single life annuity beginning at normal retirement age in 2007).

Qualified Plan Funding

•      Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•      A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service are based on the years an employee participates in the Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Plan.

IBM Personal Pension Plan—Nonqualified Excess Plan

Purpose of the Nonqualified Excess Plan

The Nonqualified Excess Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation and benefits paid.

Material Terms and Conditions of the Nonqualified Excess Plan

The Nonqualified Excess Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan.

Excess Plan Funding

•                  The Nonqualified Excess Plan is unfunded and maintained as a book reserve account.

•                  No funds are set aside in a trust or otherwise; participants in the Nonqualified Excess Plan are general unsecured creditors of the Company with respect to the payment of their Nonqualified Excess Plan benefits.

Policy Regarding Extra Years of Credited Service

The Company’s policy with respect to the Nonqualified Excess Plan is identical to the Company’s policy with respect to the Qualified Plan, as stated above.

Available Forms of Payment

•                  A portion of the benefit that is available to Messrs. Palmisano, Loughridge, Mills, and Daniels under the IBM Personal Pension Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•                  Mr. Elix’s entire benefit under the IBM Personal Pension Plan may be paid as a lump sum because, as explained above, unlike the other named executive officers, his benefit is determined under the Personal Pension Account formula.

•                  The maximum lump sum amount that the named executive officers could have elected to receive as of January 1, 2008 if they had terminated employment on December 31, 2007 was equal to:

	MAXIMUM LUMP SUM
			TOTAL
	QUALIFIED	NONQUALIFIED	AVAILABLE
	PLAN	EXCESS PLAN	LUMP SUM
S.J. Palmisano	$581,535	$0	$581,535
M. Loughridge	319,323	0	319,323
S.A. Mills	560,325	0	560,325
M.E. Daniels	346,474	0	346,474
D.T. Elix	91,121	511,971	603,092

•                  A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the named executive officers is as follows:

	ANNUAL PENSION BENEFIT AT
	NORMAL RETIREMENT AGE
		NON-
		QUALIFIED
	QUALIFIED	EXCESS	TOTAL
NAME	PLAN	PLAN	BENEFIT
S.J. Palmisano	$93,043	$3,113,737	$3,206,780
M. Loughridge	85,717	613,407	699,124
S.A. Mills	92,479	594,573	687,052
M.E. Daniels	88,036	416,355	504,391
D.T. Elix	10,106	56,783	66,889

Present Value of Accumulated Benefit

•                  The present value of accumulated benefit is the value as of December 31, 2007 of the annual pension benefit that was earned as of December 31, 2007.

•                  The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his normal retirement age.

•                  The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•                  Certain assumptions were used to determine the present value and to determine the annual pension that is payable beginning at normal retirement age. Those assumptions are described immediately following the 2007 Pension Benefits Table.

2007 Pension Benefits Table

As noted above under the Introduction to the 2007 Retention Plan Narrative, the 2007 Pension Benefits Table does not include amounts reflected in the 2007 Retention Plan Table.

		NUMBER OF	PRESENT VALUE	PAYMENTS
		YEARS CREDITED	OF ACCUMULATED	DURING LAST
NAME	PLAN NAME	SERVICE (#)	BENEFIT ($)	FISCAL YEAR ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	Qualified Plan	34	$616,579	$0
	Nonqualified Excess Plan		20,634,214	0
	Total Benefit		21,250,793	0
M. Loughridge	Qualified Plan	30	493,420	0
	Nonqualified Excess Plan		3,531,004	0
	Total Benefit		4,024,424	0
S.A. Mills	Qualified Plan	34	609,872	0
	Nonqualified Excess Plan		3,921,035	0
	Total Benefit		4,530,907	0
M.E. Daniels	Qualified Plan	32	487,457	0
	Nonqualified Excess Plan		2,305,377	0
	Total Benefit		2,792,834	0
D.T. Elix	Qualified Plan	7	87,346	0
	Nonqualified Excess Plan		490,756	0
	Total Benefit		578,102	0

Assumptions to determine present value as of December 31, 2007:

•                  Measurement date: December 31, 2007

•                  Interest rate for present value: 6.00%

•                  To determine Personal Pension Account benefit:

•                  Interest crediting rate: 6.00% for 2007, 5.20% for 2008 and beyond

•                  Interest rate to convert Personal Pension Account balance to single life annuity: 4.83%

•                  Mortality table to convert Personal Pension Account balance to single life annuity is the mortality table described in Rev. Rul. 2001-62

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male table with 20 year improvement

•                  Termination of employment: Later of age 65 or current age

•                  Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•                  Benefit payable as a single life annuity in the case of the Pension Credit Formula and lump sum in the case of the Personal Pension Account Formula beginning on the first day of the month following termination of employment

•                  The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65

•                  All results shown are estimates only; actual benefits will be based on credited service and compensation history at time of actual termination of employment

Assumptions to determine present value as of December 31, 2006:

•                  The column titled Change in Pension Value in the 2007 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2006 to December 31, 2007

•                  To determine the present value of the pension benefit as of December 31, 2006, the same assumptions that are described above to determine present value as of December 31, 2007 were used, except (1) a 5.75% interest rate and the 1994 US GAM Male table with 12 year improvement for post-commencement mortality were used to determine present value, and (2) to determine the Personal Pension Account benefit, the following were used:

•                  Interest crediting rate: 5.0% for 2006, 6.0% for 2007 and beyond

•                  Interest rate to convert Personal Pension Account balance to single life annuity: 4.90%

2007 Nonqualified Deferred Compensation Narrative

IBM Executive Deferred Compensation Plan

General Description

•                  The IBM Executive Deferred Compensation Plan (EDCP) is a non-tax-qualified deferred compensation plan offered by the Company to all U.S. executives.

•                  There are two types of accounts under the EDCP:

•                  Basic Account. Executives may elect to defer receipt of salary and incentive payments and to receive a matching contribution on these deferred amounts from the Company under the same formulas as the Company’s tax-qualified 401(k) plan (the IBM Savings Plan).

•                  Deferred IBM Shares. Executives may defer receipt of shares of IBM stock payable under certain equity compensation awards, as described below.

•                  The 2007 Nonqualified Deferred Compensation Table shows the executive deferrals (contributions), the Company match (contributions), and investment gain or loss (earnings) for each named executive officer during 2007.

•                  The table also shows the total balance that each named executive officer has accumulated over all the years he has participated in the plan.

•                  The EDCP balance is not paid to, and cannot be accessed by, the executives until after separation from IBM.

•                  Consistent with the change in IBM’s approach to retirement benefits, effective January 1, 2008 the EDCP was replaced by a new non-qualified deferred compensation plan, the IBM Excess 401(k) Plus Plan. All IBM employees, including the named executive officers, whose eligible pay is expected to exceed the Internal Revenue Code compensation limit are eligible to participate in the Excess Plan. The purpose of the plan is to provide benefits that would be provided under the qualified 401(k) Plus Plan if the compensation limits did not apply. The Excess Plan like the EDCP, provides employees with the opportunity to save for retirement on a tax-deferred basis.

Purpose of the EDCP

•                  U.S. tax laws limit the amount of pay employees can defer for retirement into 401(k) plans.

•                  IBM established the EDCP to give executives the ability to save for retirement with additional tax-deferred funds, as permitted under the current tax authorities, including the Department of Labor and Internal Revenue Service regulations.

Compensation Eligible for Deferral Under EDCP: Basic Account

•                  An executive may elect to defer between 1% and 80% of salary after the executive has reached either of two annual limits imposed by the Internal Revenue Code on contributions to the IBM Savings Plan.

•                  These limits are the limit on elective deferrals (which was $15,500 in 2007, or $20,500 if age 50 or older) and the limit on compensation (which was $225,000 in 2007).

•                  In addition, an executive may elect to defer between 1% and 100% of eligible incentive payments, regardless of whether either of the 401(k) limits have been reached.

•                  In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Compensation Eligible for Deferral Under EDCP: Deferred IBM Shares

•                  An executive may elect to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit (RSU) awards granted under the Company’s Long-Term Performance Plans (LTPPs).

•                  An executive may also elect to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of Performance Share Unit (PSU) awards under the Company’s LTPPs.

•                  Deferral elections must be made in advance of the vesting of the eligible awards and in accordance with Internal Revenue Code rules.

•                  Not all of the named executive officers have elected to defer shares.

•                  Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate as the dividends paid to IBM stockholders.

•                  Effective January 1, 2008, under the new Excess 401(k) Plus Plan, executives will not be able to defer receipt of IBM stock. However, executives who made elections prior to January 1, 2008 to defer receipt of IBM stock granted on or before December 31, 2007 are able to defer the receipt of such stock into the Excess Plan when the awards vest.

EDCP Funding

•                  The EDCP is unfunded and maintained as a book reserve account.

•                  No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of the Company for payment of their EDCP accounts.

Company “Match” on Executive’s Contributions

•                  The Company credits a matching contribution to the EDCP account of each executive who defers salary or incentive payments under the Basic Account.

•                  The amount of the matching contribution is determined under the same formulas as the IBM Savings Plan.

•                  For employees hired before 2005, which includes all of the named executive officers, this match is 50% of the first 6% of compensation that the executive defers. For employees hired in 2005 or later, the match is 100% of the first 6% of compensation that the executive defers.

•                  The Company does not provide any matching contributions for Deferred IBM Shares.

Earnings Measures

•                  An executive’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the executive.

•                  As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•                  The available investment choices are the same as the primary investment choices available under the IBM Savings Plan, which are as follows (with 2007 annual rates of return indicated for each):

•                  Income Plus Life Strategy Fund (6.04%)

•                  Conservative Life Strategy Fund (5.86%)

•                  Moderate Life Strategy Fund (6.85%)

•                  Aggressive Life Strategy Fund (6.28%)

•                  Stable Value Fund (5.60%)

•                  Inflation Protected Bond Fund (11.74%)

•                  Total Bond Market Fund (2.56%)

•                  REIT Index Fund (-16.91%)

•                  Total Stock Market Index Fund (5.72%)

•                  Total International Stock Market Index Fund (16.95%)

•                  Money Market Fund (5.33%)*

•                  Long-Term Corporate Bond Fund (3.48%)

•                  High Yield & Emerging Markets Bond Fund (5.01%)

•                  Equity Income Fund (6.11%)*

•                  Large Company Index Fund (5.54%)

•                  Large-Cap Value Index Fund (-0.12%)

•                  Large-Cap Growth Index Fund (11.78%)

•                  Small/Mid-Cap Stock Index Fund (5.11%)

•                  Small-Cap Value Index Fund (-9.72%)

•                  Small-Cap Growth Index Fund (7.15%)

•                  European Stock Index Fund (13.91%)

•                  Pacific Stock Index Fund (4.80%)

•                  IBM Stock Fund (12.83% including dividend equivalent reinvestment)

*                 Effective December 29, 2007, these investment choices are no longer available. Unless participants chose to change investments prior to December 29, 2007, amounts that were notionally invested in the Money Market Fund as of December 28, 2007 were transferred to the Stable Value Fund as of December 29, 2007 as notional investments, and accounts that were notionally invested in the Equity Income Fund as of December 28, 2007 were transferred to the Large-Company Index Fund as of December 29, 2007 as notional investments. The rates of return for the Money Market Fund and the Equity Income Fund are through December 28, 2007.

•                  An executive may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•                  Investment selections for existing account balances may be changed as frequently as once each month.

•                  Any changes (whether to new deferrals or existing balances) may be made through an Internet site or telephone call center maintained by the plan’s third-party record keeper.

•                  Effective January 1, 2008, the Company match under the Excess 401(k) Plus Plan will be notionally invested in the investment options in the same manner participant contributions are notionally invested.

•                  Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of the Company’s stock, they may not be transferred to any other investment choice at any time.

•                  On a quarterly basis, dividend equivalents are credited to an executive’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•                  Deferred IBM Shares earned during the last fiscal year, as reported in column (d) of the 2007 Nonqualified Deferred Compensation Table, are calculated as:

•                  The change in the price of the Company’s stock between December 31, 2006 and December 31, 2007 for all Deferred IBM Shares that were contributed prior to 2007, plus

•                  The change in the price of the Company’s stock between the date of contribution and December 31, 2007 for all Deferred IBM Shares that were contributed during 2007.

Payouts, Withdrawals and Other Distributions

•                  No payouts, withdrawals or other distributions from the EDCP are permitted prior to termination of employment.

•                  At separation, the balance in an executive’s Basic Account is paid to the executive in a lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

•                  At least age 55 with 15 years of service;

•                  At least age 60 with 5 years of service;

•                  Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

•                  Commencing benefits under the IBM Long-Term Disability Plan.

•                  As of December 31, 2007, Messrs. Palmisano, Loughridge, Mills, Daniels and Elix had satisfied the age and service criteria.

•                  If the executive has satisfied the age, service and account balance criteria at separation, but has not made a valid advance election of another form of distribution, the executive’s entire Basic Account is paid in a lump sum in February of the year following separation.

•                  If the executive has satisfied the age, service and account balance criteria at separation and has made a valid advance election, the executive’s entire Basic Account is paid as elected by the executive from among the following choices:

1. Lump sum upon separation,

2. Lump sum in February of the year following separation, or

3. Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the executive.

•                  Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•                  At December 31, 2007, the named executive officers had the following distribution elections on file:

•                  Mr. Palmisano—5 annual installments

•                  Mr. Loughridge—immediate lump sum

•                  Mr. Mills—10 annual installments

•                  Mr. Daniels—10 annual installments

•                  Mr. Elix—lump sum in the following year

•                  The balance in an executive’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•                  Deferred IBM Shares are distributed only in the form of shares of the Company’s stock.

•                  Subject to the age and service criteria, an executive may make a separate, advance distribution election as to the timing of distribution of Deferred IBM Shares; none of the named executive officers has made a separate, advance election for Deferred IBM Shares.

•                  If no separate, advance election has been made, or if the age and service criteria are not satisfied at termination of employment, Deferred IBM Shares are distributed at the same time as the Basic Account.

•                  These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following termination of employment; all of the named executive officers were “specified employees” under Section 409A at the end of the last fiscal year.

IBM Australia Limited Superannuation Fund

Mr. Elix has a deferred compensation benefit under the IBM Australia Limited Superannuation Fund (the “Fund”), attributable to his prior employment with IBM Australia. The Fund is disclosed in the table below because it is not tax-qualified under the U.S. Internal Revenue Code. However, it is tax-qualified under Australian law.

General Description and Contributions

•                  The Fund is a defined contribution plan that provides employer contributions equal to 9% of eligible compensation to a participant’s account during employment.

•                  As a former employee of IBM Australia, Mr. Elix is considered a “retained member” of the Fund and is no longer eligible to make tax-deferred contributions or to receive employer contributions to his account; he is permitted to make after-tax contributions but did not do so during the last fiscal year.

Earnings Measures

•                  Earnings on a participant’s account are determined by the participant’s selection of investment options from among the following choices (with 2007 annual rates of return indicated for each):

•                  Growth Option (6.93%)

•                  Balanced Option (5.64%)

•                  50/50 Option (4.87%)

•                  Capital Stable Option (4.73%)

•                  Cash Option (5.62%)

•                  These investment options may be changed by the participant monthly.

Payouts, Distribtuions and Withdrawals

As a retained member who has attained age 55, Mr. Elix may request payment of all or part of his account at any time.

2007 Nonqualified Deferred Compensation Table

NAME		EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY(3) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE(4) ($)
(a)	PLAN	(b)	(c)	(d)	(e)	(f)
S.J. Palmisano	Basic Account	$750,000	$150,000	$1,347,061	$0	$18,696,179
	Deferred IBM Shares	0	0	2,084,453	0	20,578,024
	Total	750,000	150,000	3,431,514	0	39,274,203
M. Loughridge	Basic Account	206,850	47,425	168,554	0	2,189,736
	Deferred IBM Shares	0	0	414,731	0	4,094,288
	Total	206,850	47,425	583,285	0	6,284,024
S.A. Mills	Basic Account	424,833	47,575	481,829	0	4,361,274
	Deferred IBM Shares	0	0	0	0	0
	Total	424,833	47,575	481,829	0	4,361,274
M.E. Daniels	Basic Account	0	0	250,754	0	3,428,062
	Deferred IBM Shares	0	0	0	0	0
	Total	0	0	250,754	0	3,428,062
D.T. Elix	Basic Account	367,813	51,798	262,450	0	2,853,604
	Deferred IBM Shares	0	0	0	0	0
	IBM Australia Limited
	Superannuation Fund	0	0	128,938	0	2,416,618
	Total	367,813	51,798	391,388	0	5,270,222

(1)          A portion of the amount reported in this column (b) for Messrs. Loughridge’s, Mills’, and Elix’s Basic Account is included within the amount reported as salary for the officer in column (c) of the 2007 Summary Compensation Table. That amount is: $27,650 for Mr. Loughridge; $52,083 for Mr. Mills; and $95,750 for Mr. Elix.

(2)          For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2007 Summary Compensation Table. The amounts reported as Company contributions to defined contribution plans in footnote 8 to the 2007 Summary Compensation Table are larger because the amounts reported in footnote 8 also include the Company’s contributions to the IBM Savings Plan.

(3)          None of the amounts reported in this column (d) are reported in the 2007 Summary Compensation Table.

(4)          Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that executive’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and Company matching contributions. This total reflects the cumulative value of each named executive officer’s deferrals, match and investment experience, including an $8 quarterly administrative fee.

IBM Notice of 2008 Annual Meeting and Proxy Statement

2007 POTENTIAL PAYMENTS UPON TERMINATION NARRATIVE

Introduction

IBM does not have any plans or programs under which payments to any of the named executive officers are triggered by a change of control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by the Company to a named executive officer following a termination of employment would be provided under the terms of the Company’s existing compensation and benefit programs, as described below. The 2007 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer, assuming termination on the last business day of the fiscal year ended.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or are subject to forfeiture and clawback if the named executive officer engages in certain activity, also as described below.

This 2007 Potential Payments Upon Termination Narrative and the 2007 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM Personal Pension Plan (tax-qualified and nonqualified portions), the IBM Savings Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year ended because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers. The 2007 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2007 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

Annual Incentive Plan (AIP)

•                  The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause.

•                  This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•                  An AIP payment is not payable following a termination for cause and is subject to clawback as described in Section 2 of the Compensation Discussion and Analysis.

•                  For purposes of the 2007 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2008.

IBM Long-Term Performance Plans (LTPP)

•                  The named executive officers have certain outstanding equity grants including:

•                  Stock Options,

•                  Restricted Stock Units (RSUs),

•                  Retention Restricted Stock Units (RRSUs) and

•                  Performance Share Units (PSUs).

•                  The LTPP and the named executive officers’ award agreements contain the following terms:

•                  Unvested stock options, RSUs, RRSUs and PSUs are cancelled upon termination.

•                  Vested stock options may be exercised only for either 30 days or 90 days following termination.

•                  Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

(a) Vested stock options continue to be exercisable for the remainder of their ten-year term;

(b) A prorated portion of any unvested stock options issued under the Buy-First program will become vested upon termination and these options will continue to be exercisable for the remainder of their ten-year terms; and

(c) The Company prorates a portion of unvested PSUs to continue to vest under their original vesting schedules. The table below assumes the following:

•                  Amounts shown were calculated using the actual performance achieved for that performance period and the fiscal year-end closing price of $108.10 for IBM stock; and

•                  Outstanding awards for the remaining two open performance periods were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•                  LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in “Detrimental Activity” (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees) prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit Company clients or employees for a period of one year following termination of employment.

•                  In the 2007 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his vested, in-the-money options at an IBM stock price of $108.10 (the closing price of IBM stock at fiscal year end).

IBM Supplemental Executive Retention Plan (Retention Plan)

•                  Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•                  Eligiblity criteria are described in the 2007 Retention Plan Narrative.

•                  Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees,” as required under Section 409A of the Internal Revenue Code).

•                  At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•                  The table below reflects the annual amount payable as a single life annuity.

•                  The table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

•                  The payment of amounts accrued after December 31, 2004 would be delayed six months following termination.

•                  Amounts not paid during the delay would be paid (with interest) on July 1, 2008.

•                  Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive business activity or discloses Company confidential information at any time prior to or following commencement of Retention Plan payments.

IBM Executive Deferred Compensation Plan (EDCP)

•                  As described in the 2007 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ EDCP accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•                  Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in Detrimental Activity within 12 months following the release date.

•                  The table below indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect (if any) or the plan’s default distribution provision.

•                  Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended, without assumptions for the following between such date and the distribution date(s):

•                  Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund).

•                  Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•                  The tables do not reflect:

•                  That payment of amounts deferred after December 31, 2004 (and the associated earnings) are required to be delayed six months following termination under Section 409A of the Internal Revenue Code, or

•                  Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

Retiree Medical And Life Insurance

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage remains subject to IBM’s right to amend or terminate the plans at any time.

IBM Retiree Benefits Plan:

•                  Medical, dental and vision insurance coverage, partially subsidized by the Company, is provided to former employees and their eligible dependents.

•                  It is available to all U.S. regular employees who, as of June 30, 1999, were within five years of satisfying either of the following criteria (and who actually satisfied at least one of these):

(a) 30 years of service with the Company or

(b) Age 55 with at least 15 years of service with the Company.

•                  Messrs. Palmisano and Mills would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM Future Health Account:

•                  Amounts credited by the Company to a hypothetical account may be used to offset the cost of medical, dental and vision insurance coverage for former employees and their eligible dependents.

•                  All regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

•                  Hired before January 1, 2004; and

•                  At least age 40 and have completed one year of service; and

•                  Not within 5 years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

•                  At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service.

•                  Messrs. Loughridge, Daniels, and Elix would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM Group Life Insurance

•                  IBM Group Life Insurance (GLI) provides $25,000 of coverage before age 65, which reduces to $5,000 at age 65.

•                  It is available to all U.S. regular employees hired prior to January 1, 2004 who terminate employment after satisfying at least one of the following retirement eligibility criteria:

•                  30 years of service,

•                  Age 55 with 15 years of service,

•                  Age 62 with 5 years of service, or

•                  Age 65 with one year of service.

•                  Messrs. Palmisano, Loughridge, Mills, and Daniels would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

Individual Arrangement

As described in the 2007 Nonqualified Deferred Compensation Narrative, Mr. Elix has a benefit under the IBM Australia Limited Superannuation Fund (the “Fund”) attributable to his prior employment with IBM Australia. Mr. Elix also has an individual arrangement with the Company which provides that if the value of the benefit to which he is actually entitled under the Fund and under the Company’s U.S. plans (specifically, the Retention Plan, the IBM Personal Pension Plan, and the Company’s contributions to the IBM Savings Plan and the EDCP) without regard to the arrangement is less than the benefit Mr. Elix would have received under the Fund if he had remained employed with IBM Australia from the date his IBM U.S. employment commenced through his termination date, then he would receive a cash payment equal to the difference between the two amounts. However, under the arrangement, if Mr. Elix’s employment had terminated on the last business day of the fiscal year ended, the termination would not have triggered an additional payment to him because the value of the benefit he would actually receive (including under IBM’s U.S. plans) is greater than the value of the benefit he would have received under the Fund if he had remained employed by IBM Australia as of such date. Because no benefit is payable to Mr. Elix under this arrangement we have not included such arrangement in the table below.

2007 Potential Payments Upon Termination Table

		ANNUAL	LTPP			EDCP(6)
	TERMINATION	INCENTIVE	STOCK		RETENTION	BASIC		DEFERRED IBM
NAME	SCENARIO	PLAN ($) (2)	OPTIONS ($) (3)	PSUs ($) (4)	PLAN ($) (5)	ACCOUNT ($)		SHARES ($)
S.J. Palmisano	Termination(1)	$5,800,000	$14,707,216	$5,322,628	$1,184,504	$3,739,236	(7)	$4,115,605	(7)
	For cause	0	0	0	0	3,739,236	(7)	4,115,605	(7)
M. Loughridge	Termination(1)	1,168,750	2,397,616	0	0	2,189,737	(8)	4,094,288	(8)
	For cause	0	0	0	0	2,189,737	(8)	4,094,288	(8)
S.A. Mills	Termination(1)	850,700	3,641,321	1,321,306	221,952	436,127	(9)	0
	For cause	0	0	0	0	436,127	(9)	0
M.E. Daniels	Termination(1)	1,066,400	2,600,224	0	0	342,806	(10)	0
	For cause	0	0	0	0	342,806	(10)	0
D.T. Elix	Termination(1)	1,045,000	4,514,494	1,520,535	0	2,853,604	(11)	0
	For cause	0	0	0	0	2,853,604	(11)	0

(1)

Termination includes the following separation scenarios: resignation, retirement and involuntary termination not for cause (in all cases, assuming executive is not entering into competitive or other activity detrimental to IBM).

(2)

Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2008.

(3)	Assumes each named executive officer exercised all vested, in-the-money options at $108.10 (the fiscal year-end closing price of IBM stock on the NYSE).

(4)

Assumes IBM released PSUs, according to its policy, for the performance period ending in the most recent fiscal year ended for named executive officers who were at least age 55 and had at least 15 years of service on the last business day of the fiscal year. PSUs are adjusted for performance and released in shares of IBM stock (with any fractional shares rounded to the nearest whole share) on February 1 in the year following the end of the performance period.

(5)	Reflects the Retention Plan benefit payable as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)

Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended. See the section titled IBM Executive Deferred Compensation Plan above for more details.

(7)	Approximate annual amount payable for 5 years starting in February 2008. Deferred IBM Shares are paid as shares of IBM stock.

(8)	Payable in an immediate lump sum upon termination. Deferred IBM Shares are paid as shares of IBM stock.

(9)	Approximate annual amount payable for 10 years starting in February 2008.

(10)	Approximate annual amount payable for 10 years starting in February 2008.

(11)	Payable in a lump sum in February 2008.

Report of the Audit Committee of the Board of Directors

The Audit Committee hereby reports as follows:

1.     Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in their oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.     The Audit Committee has discussed with the Company’s internal auditors and IBM’s independent registered public accounting firm, the overall scope of and plans for their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Accounting Oversight Board (PCAOB) in Rule 3200T, as may be modified or supplemented.

3.     The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, as may be modified or supplemented, and has discussed with PwC their independence.

4.     The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://www.ibm.com/investor/corpgovernance/auditcomcharter.phtml.

5.     The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.     Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

L.A. Noto (chair)

M.L. Eskew

J.W. Owens

J.E. Spero

Audit and Non-Audit Fees

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

(DOLLARS IN MILLIONS)	2007	2006
Audit Fees	$30.1	$27.3
Audit-Related Fees	28.0	26.4
Tax Fees	10.2	6.9
All Other Fees	1.3	1.4

Description of Services

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, audit and review of IBM’s retirement and other benefit-related programs. For 2007, these services include approximately $20 million for independent assessment of controls related to outsourcing services and $4 million for services in support of the transaction between IBM and Ricoh with regard to IBM’s Printing Systems Division. For 2006, these services included approximately $21 million for independent assessment of controls related to outsourcing services.

Tax Fees: comprise fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits. In 2007, these services included approximately $3 million in connection with various international restructurings.

All Other Fees: comprise fees primarily in connection with the international assignee program and certain benchmarking arrangements.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2008 and with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2007. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

The Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair their independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any proceedings by the Securities and Exchange Commission against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for the Company is in no way adversely affected by any such investigation or litigation.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.

Stockholder Proposals

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

THE IBM BOARD OF DIRECTORS OPPOSES THE FOLLOWING PROPOSALS FOR THE REASONS STATED AFTER EACH PROPOSAL.

3. STOCKHOLDER PROPOSAL ON CUMULATIVE VOTING

Management has been advised that Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the owner of 200 shares, intends to submit the following proposal at the meeting:

Resolved: “That the stockholders of IBM, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

Reasons: “Many states have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“Last year the owners of 418,630,850 shares, representing approximately 43.1% of shares voting, voted FOR this proposal.”

“If you AGREE, please mark your proxy FOR this resolution.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM, like most other major corporations, provides that each share of common stock is entitled to one vote for each nominee for Director. The Board of Directors believes that this approach produces a Board that will represent the interests of the Company’s stockholders as a whole rather than the interests of any particular group. The Board believes that the best interests of our stockholders are fairly served through our existing voting provisions.

In contrast, the cumulative voting proposal advanced by the proponent—without any persuasive reasons in support—could lead to dysfunction on the Board by enabling stockholders representing a small percentage of our shares to elect a director to represent their own particular interests. This could result in a Board of Directors on which each director advocates the positions of the group responsible for his or her election, rather than the positions that are in the best interest of the Company and IBM stockholders as a whole. The Board believes that changing the current voting procedure is not advisable. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

4. STOCKHOLDER PROPOSAL ON EXECUTIVE COMPENSATION

Management has been advised that Mr. Earl E. Mongeon, Jr., 293 Huntley Road, Westford, VT 05494, the owner of over 53 shares, intends to submit the following proposal at the meeting:

Resolved: The Stockholders request that the Board of Directors adopt a policy that the compensation of senior executives will be determined in the future without regard to any pension income from a defined benefit pension plan that the accounting rules may require IBM to treat as an addition to its reported income and earnings per share.

Statement of Support

IBM uses criteria to compensate the performance of its senior executives, such as net income and earnings per share, that may include pension income from defined benefit pension plans. I do not believe compensation decisions should be influenced by such income, because pension income does not reflect the results of operations, money that is actually available for use by the company, or the actual performance of the executives involved.

In my view, the use of pension income has distorted key compensation decisions. IBM’s annual report for 2003 reported periodic pension income from various defined benefit pension plans of about $803 million or 7% of its pre-tax income. This compared with $1.2 billion, or nearly 16% of its pre-tax income in 2002, $1.5 billion or 13% of its pre-tax income in 2001, and $1.3 billion, or 11% of its pre-tax income in 2000.

In all, pension income accounted for more than $4.8 billion of IBM’s pre-tax income for that four year period. However, as the managing director of Standard & Poor’s observed in Investors Business Daily, “it’s not the company’s money. It stays in the pension fund.” (Oct. 25, 2002)

Despite these facts, the 2003 and 2004 proxy statements report that IBM’s top senior executives were given more than $100 million of performance-based compensation based, in part, on either net income or earnings per share. From 2000 through 2003, this compensation included more than $46 million in annual bonus awards, $27 million in restricted stock and $31 million in payouts under the Long Term Incentive Plan.

By using reported net income and earnings per share as compensation criteria, and failing to subtract pension income from the reported numbers, I believe IBM compensated top executives as if they actually contributed to the production of $4.8 billion in pension income through their efforts in managing operations, when in fact, they did not.

This, in my view, was a clear violation of the principle of pay for performance. While IBM has not reported pension income from defined benefit plans since 2003, this does not change my point that pension income should never again be used as a means of boosting executive pay.

Faced with similar resolutions, the Boards at General Electric and Verizon voluntarily adopted a policy of excluding pension income from calculations of performance-based pay.

This proposal won 42.8% of the votes cast for and against it at the last annual meeting. If you agree that executives should never again be rewarded for “performance” on the basis of pension income, please support this proposal.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The Company strongly believes that compensation of its executives should be designed to link pay and sustained performance as reported to the stockholders in the Compensation Discussion and Analysis section of this Proxy Statement. To support this philosophy, the Executive Compensation and Management Resources Committee of the IBM Board of Directors (the Committee) and management have crafted the Company’s compensation programs so that a significant portion of executives’ total compensation is at risk, tied both to annual and long-term financial performance of the Company as well as to the creation of stockholder value. For example, for the named executive officers, the typical portion of total compensation at risk was 87% in 2007.

With respect to the proponent’s contention regarding pension income, it is important to note that for the last 6 years, the Company’s pension plans have had a negative year-to-year impact on the Company’s reported financial results. For every year in which pension costs increased year-to-year, management needed to take actions to offset those rising pension costs by reducing costs from operations just to stay even with the preceding year. When retirement-related costs were forecast to increase $1 billion year-to-year in 2005, management implemented pension redesign actions to maintain IBM’s competitiveness and to reduce the earnings volatility caused by pensions long term. These actions saved approximately $500 million in 2006 and an estimated $3 billion over the first 5 years.

The Company incurred over $2.6 billion of retirement-related benefits costs in 2007. Of this amount, approximately $1.3 billion related to defined benefit pension plans, a cost which many other companies—and the vast majority of the Company’s competitors—do not have to bear at all. The amount of the Company’s annual pension costs fluctuates as a result of financial market performance affecting the assets and liabilities in the pension plan. Stockholders should expect the Company to continue to take appropriate actions to manage pension cost volatility as part of the Company’s overall financial performance, and the Company has done so as summarized above. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

5. STOCKHOLDER PROPOSAL ON BOARD COMMITTEE ON HUMAN RIGHTS

Management has been advised that Mr. John C. Harrington, P.O. Box 6108, Napa, CA 94581, the holder of at least $2,000 worth of IBM shares, intends to submit the following proposal at the meeting:

Resolved: To amend Article IV of the bylaws by adding a new Section 7.

Section 7. Board Committee on Human Rights. There is established a Board Committee on Human Rights, which is created and authorized to review the implications of company policies, above and beyond matters of legal compliance, for the human rights of individuals in the US and worldwide. The Board of Directors is authorized in its discretion consistent with these Bylaws, the Articles of Incorporation and applicable law to (1) select the members of the Board Committee on Human Rights, (2) provide said committee with funds for operating expenses, (3) adopt regulations or guidelines to govern said Committee’s operations, (4) empower said Committee to solicit public input and to issue periodic reports to shareholders and the public, at reasonable expense and excluding confidential information, including but not limited to an annual report on the implications of company policies, above and beyond matters of legal compliance, for the human rights of individuals in the US and worldwide, and (5) any other measures within the Board’s discretion consistent with these Bylaws and applicable law.

Nothing herein shall restrict the power of the Board of Directors to manage the business and affairs of the company. The Board Committee on Human Rights shall not incur any costs to the company except as authorized by the Board of Directors.

Supporting Statement

In the opinion of the proponents, the company’s existing governance process does not sufficiently elevate these issues within the company or serve the interests of shareholders in expediting effective solutions. The proposed Bylaw would rectify this failure of corporate governance by establishing a Board Committee on Human Rights. This committee would review and make policy recommendations regarding human rights issues raised by the company’s activities and policies. We believe the proposed Board Committee on Human Rights could be an effective mechanism for addressing the human rights implications of the company’s activities and policies as they emerge anywhere in the world. In defining “human rights,” proponents suggest that the committee could use the US Bill of Rights and the Universal Declaration of Human Rights as nonbinding benchmarks or reference documents.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

It is important to note a point the proponent disregards — that the Directors and Corporate Governance Committee of the Board of Directors is already responsible for reviewing and considering the Company’s policies and practices regarding these issues of corporate social responsibility. An additional committee adds nothing to the governance structures of the Company and is unnecessary.

IBM has long been a leader in corporate social responsibility. The Company has wide-ranging socially responsible programs, corporate policies and directives, including environmental practices, corporate contributions, global employment standards, supplier relationships, business conduct guidelines, ethics and workforce diversity.

IBM’s internal employee policies encourage fundamental workplace rights in all countries where we do business. For our employees, we have adopted a set of Global Employment Standards which codify our leadership practices in these areas. These Standards are available at the following URL: http://www.ibm.com/ibm/responsibility/company/management/policies/global-employment.shtml

IBM has a longstanding history of leadership in employee relations and human rights, including diversity, equal rights and anti-discrimination, open communications, employee health and well-being and work / life balance. An example of IBM’s employee communications channels is the Confidentially Speaking program which gives employees a way to ask questions or express concerns confidentially (even anonymously, if needed) on any Company-related subject. IBM’s internal communications programs also include Open Door and Panel Review, providing channels for employees to raise grievances, objections and other concerns when resolution cannot be reached by working with employee’s management. All of these programs provide employees with channels to air concerns and have those concerns reviewed.

IBM is also a leader in the effort to expand beyond those traditional programs, using its influence to extend its practices externally to its supply chain by the deployment of its Supplier Conduct Principles. These Principles specifically address such human rights issues as forced or involuntary labor, child labor, wages and benefits, working hours, non-discrimination, respect and dignity, freedom of association, health and safety, protection of the environment, compliance with laws, including regulations and other legal requirements, ethical dealings, communications, monitoring and recordkeeping. Additionally, IBM was one of the founding drafters and is a member of the coalition that established the Electronic Industry Code of Conduct (www.eicc.info) which sets forth an industry wide supply chain code of corporate social responsibility. By working together with 30+ other firms in our industry we are engaged in meaningful programs across multiple levels in the supply chain.

IBM reports on its performance as a corporate citizen in a number of different ways. Every year IBM publishes a hard-copy corporate responsibility report, available online at http://www.ibm.com/ibm/responsibility/2007_report.shtml and distributed globally to clients, stockholders, employees, non-governmental organizations and leaders from the public sector. IBM also makes available a Global Reporting Initiative (GRI) report, available online at http://www.ibm.com/ibm/responsibility/globalreportingindex.shtml. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

6. STOCKHOLDER PROPOSAL ON SPECIAL MEETINGS

Management has been advised that Messrs. Emil Rossi and Nick Rossi, P.O. Box 249, Boonville, CA 95415-0249, trustees of the Jeanne Rossi Trust, the holder of 1,600 shares, intends to submit the following proposal at the meeting:

Resolved, Shareholders ask our board to amend our bylaws and any other appropriate governing documents to give holders of a reasonable percentage of our outstanding common stock the power to call a special shareholder meeting, in compliance with applicable law. This proposal favors 10% to 25% of our outstanding common stock to call a special shareholder meeting.

Special meetings allow investors to vote on important matters, such as a takeover offer, that can arise between annual meetings. If shareholders cannot call special meetings, management may become insulated and investor returns may suffer.

Shareholders should have the ability to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Shareholder control over timing is especially important in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

Fidelity and Vanguard support a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds, including the New York City Employees Retirement System, also favor this right. Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings.

Eighteen (18) proposals on this topic averaged 56%-support in 2007—including 74%-support at Honeywell (HON) according to RiskMetrics (formerly Institutional Shareholder Services).

The merits of this proposal should also be considered in the context of our company’s overall corporate governance structure and individual director performance. For instance in 2007 the following structure and performance issues were reported:

•                  The Corporate Library http://www.thecorporatelibrary.com, an independent investment research firm, rated our board “Very High Concern” in executive pay—$21 million.

•                  With $21 million our CEO additionally gets free-of-charge financial planning, personal use of aircraft and cars, physical exam and gets reimbursed for spousal attendance.

•                  Seven of our directors also served on 8 boards rated F or D by the Corporate Library:

1. Ms. Black	Coca-Cola (KO)
Ms. Black also received our double-digit withhold votes in 2007.

2. Mr. Chenault	American Express (AXP)

3. Mr. Noto	Altria (MO)

4. Mr. Taurel	McGraw-Hill (MHP)

5. Mr. Palmisano	Exxon (XOM)

6. Mr. Eskew	3M (MMM)

7. Ms. Jackson	NYSE Euronext (NYX)
FedEx (FDX)

•                  We had no Independent Chairman or Lead Director—Independence concern.

•                  No shareholder right to cumulative voting.

Additionally:

•                  More than 25% of our directors were active CEOs—Over commitment concern:

Mr. Chenault

Mr. Taurel

Mr. Eskew

Mr. Owens

•                  Ms. Jackson held 6 director seats—Over commitment concern.

•                  Mr. Chenault (director and American Express CEO) was not independent because of the extensive business American Express has with IBM.

•                  Mr. Eskew’s (director) son was an IBM employee.

The above concerns shows there is room for improvement and reinforces the reason to take one step forward now and encourage our board to adopt higher standards:

SPECIAL SHAREHOLDER MEETINGS—YES ON 6

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The Board of Directors does not believe that there is merit to the proponent’s contention that the ability of stockholders to call a special meeting of stockholders is necessary to prevent the Board from becoming insulated from investors. In fact, the Board’s governance practices and policies demonstrate its commitment to being accountable to the Company’s investors, including the following:

•                  All of the directors are elected annually—the Company does not have a staggered or classified Board, where only a single class is up for election in any given year. In each of the past five years, the Board as a whole has been elected by an average of over 90% of the votes cast.

•                  As noted above in “General Information—Board of Directors”, at its annual meeting in 2009, the Company intends to seek stockholder approval to amend its certificate of incorporation to provide for majority voting for directors in uncontested elections, changing from the prevailing plurality voting standard.

•                  The Board has otherwise demonstrated its responsiveness to issues of concern to stockholders. In addition to implementing proposals from time to time without the need for stockholder intervention, at the 2007 Annual Meeting, the Board submitted for stockholder approval a series of amendments to its certificate of incorporation to eliminate certain supermajority voting requirements, in response to a stockholder proposal on point.

Further, the suggestion that stockholders need the right to call special meetings to protect their interests in the case of extraordinary events involving the Company is simply misleading. For example, in the event that the Company wants to accept a takeover bid or wishes to sell substantially all of its assets, then the Board will be required to secure the approval of stockholders, either at a special meeting called by the Company or at the Annual Meeting. Further, stockholder approval is also required for a number of other items, such as adoption of new equity plans and amendments to the Company’s certificate of incorporation, including amendments to increase the Company’s authorized shares. The proponent is simply incorrect in his assertion that the ability to call special meetings will give investors rights over transactions that they do not otherwise have today.

The Board also believes that enabling a minority of stockholders to call special meetings in order to advance their own interests would be disruptive to our Company’s operations, require significant attention from our Board and management, and impose substantial administrative and financial burdens on the Company without any commensurate benefit. This is particularly true in the current environment, where the temporary borrowing of shares can distort an investor’s true ownership, simply for the purposes of meeting the required threshold necessary to trigger a special meeting. We believe that our existing governance mechanisms strike the appropriate balance between ensuring accountability to stockholders and enabling the Board and management to run the Company in an effective manner. In light of the Board’s continuing commitment to ensuring effective corporate governance, as evidenced by the practices and actions described above, the Board believes that adoption of the proposal is not necessary. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

7. STOCKHOLDER PROPOSAL ON ADVISORY VOTE ON EXECUTIVE COMPENSATION

Management has been advised that Boston Common Asset Management, LLC, 84 State Street, Suite 1000, Boston, MA 02109, the beneficial owner of 30,525 shares, together with twelve co-filers whose names, addresses and beneficial holdings are available upon request, intend to submit the following proposal at the meeting:

Resolved, that shareholders of IBM request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

Supporting Statement

Investors are increasingly concerned about mushrooming executive compensation which sometimes appears to be insufficiently aligned with the creation of shareholder value. As a result, in 2007 shareholders filed more than 60 “say on pay” resolutions with companies, averaging a 42% vote where voted upon. In fact, eight resolutions received majority votes.

In addition, the advisory vote was endorsed by the Council of Institutional Investors and a survey by the Chartered Financial Analyst Institute found that 76% of its members favored giving shareholders an advisory vote. A bill to provide for annual advisory votes on compensation passed in the House of Representatives by a 2-to-1 margin.

Aflac decided to present such a resolution to investors in 2009 and TIAA-CREF, the largest pension fund in the world, held its first Advisory Vote in 2007. As a result of discussions between investors and companies, a Working Group on the Advisory Vote was established to further study how such a practice would be implemented in the U.S. markets to provide advice to investors and companies alike.

We believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practices, in the United Kingdom, public companies allow shareholders to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation.

Currently U.S. stock exchange listing standards require shareholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Shareholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages.

If investors wish to register opposition to a pay package(s) in the previous year, withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction.

Accordingly, we urge the board to allow shareholders to express their opinion about senior executive compensation by establishing an annual referendum process. The results of such a vote could provide our board with useful information about shareholder views on the company’s senior executive compensation, as reported each year.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM has long demonstrated its commitment to sound principles of corporate governance, working to ensure that its practices protect and further the interests of its stockholders. As discussed in more detail below, the Board of Directors believes that adopting the proposed advisory vote policy on executive compensation is not warranted, as the Board already has governance and executive compensation practices and policies that demonstrate its accountability to stockholders.

•                  The Executive Compensation and Management Resources Committee (the “Committee”) is charged with the responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for the Company’s senior executives. In balancing these responsibilities, the Committee is duty-bound to act in the best interests of the Company and its stockholders, which duties are unique to directors and not shared by either the Company’s management or its stockholders.

•                  The proposed advisory vote simply cannot be a meaningful substitute for the informed judgment of the independent Committee members. When setting executive compensation and designing executive compensation programs, the Committee considers a variety of public and confidential information, such as sensitive strategic and operational information and data unique to the particular individuals, including consideration of the ongoing efforts by competitors and others to recruit IBM executive talent. Because such confidential data is not available and cannot otherwise be disclosed to stockholders, any vote by stockholders would necessarily be based on incomplete information—and therefore it follows that no stockholder can reach an informed judgment on whether a particular type or amount of compensation, or compensation for a specific individual, is appropriate.

•                  Further, the mechanical and procedural requirements necessary for such an advisory vote to occur are ill-defined at best. Nowhere do the proponents define the scope of their intended vote and whether the vote extends to compensation programs, practices and philosophies or whether it is limited to specific pay amounts for specific individuals. Proponents are in essence asking the Company to try to implement a process without definition, without rigor and without any assurances as to its efficacy—this is blind risk-taking neither the Board nor management can recommend in the exercise of their fiduciary responsibilities. In such a process, the results of any stockholder vote will be ambiguous by definition, because the specific source of any stockholder dissatisfaction cannot be articulated through an “all or nothing” (i.e., “yes” or “no”) vote. Such a vote may reflect stockholder dissatisfaction with the compensation of one or more of the Named Executive Officers, with a certain type or amount of compensation, or with the compensation philosophy in total, or it may simply reflect some generalized dissatisfaction with the Board, with management or with the Company’s performance.

•                  Moreover, the potential use (or misuse) by certain persons, including proxy advisory groups, of these advisory votes introduces uncertainty and risk into the governance process. If past experience is any guide, we expect that such persons or groups will issue recommendations with respect to those votes, in an attempt to leverage concessions or changes in the Company’s practices, even those practices far removed from executive compensation. For example, after some period of time, significant ‘no’ advisory votes may well be translated into ‘vote no’ campaigns against directors, or translate into negative recommendations on other Board proposals. Given these profound uncertainties and risks, the Board simply has no confidence in how the entire advisory vote process will work.

•                  The Committee also has a demonstrated history of being responsive to concerns regarding executive pay, taking steps to emphasize performance and incentive pay, with 86% of annual senior executive compensation from sources that vary year to year based on business results. In addition, the Committee and the Board of Directors have taken a number of steps over time to enhance sound governance in its compensation practices and policies, including—

•                  Ending the accrual of benefits under the Supplemental Executive Retention Plan,

•                  Ceasing the payment of dividend equivalents on future Restricted Stock Unit awards,

•                  Implementing non-compete agreements for senior executives in exchange for compensation, and

•                  Adopting a policy to claw-back senior executive incentive compensation in the event of misconduct by that executive.

•                  The rigor of the Committee’s processes has also helped insulate the Company from challenges regarding its compensation practices, including backdating claims. As noted in the section “Equity Pay Practices” of this Proxy Statement, all equity awards are approved before or on the date of grant, with the process using a predetermined planning price to set the value of awards to be given, instead of setting awards at a specific number of shares, the value of which can vary based on the grant date and the stock price.

•                  The Board has otherwise demonstrated its responsiveness to issues of concern to stockholders and its commitment to being accountable to stockholders. As noted above in this Proxy Statement under “General Information—Board of Directors,” the Company intends to seek stockholder approval at its 2009 Annual Meeting to amend its certificate of incorporation to provide for majority voting for directors in uncontested elections. In addition, the Board has implemented other stockholder proposals from time to time without the need for stockholder intervention.

The Company has dedicated the majority of this Proxy Statement to furnishing clear and complete disclosure of executive compensation information. In this year’s disclosure, we again used a two-stage approach, leading with a “primer”—Section I of the CD&A—using plain English to make clear for all readers the policies and practices behind the Company’s programs for senior executive compensation. The Board believes that this high degree of transparency helps ensure that stockholders’ interests are properly served with respect to executive compensation.

Finally, the Company already has a number of channels for stockholders to express their views on matters of concern, including through the use of a dedicated web address, through the stockholder proposal process and at the Company’s annual meeting of stockholders. Stockholders have the ultimate ability to influence actions by the Board by exercising their right to vote for the election of directors, including those who sit on the Committee.

For the reasons set forth above, the Board believes that the proposed advisory vote will not enhance director accountability to stockholders. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

Frequently Asked Questions

1. What is a “stockholder of record”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold our stock in “street name,” and the “record owner” of your shares is your bank, broker or other intermediary. If you are not a registered stockholder, please understand that the Company does not know that you are a stockholder, or how many shares you own.

2. I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3. Are there specific restrictions on attending the Annual Meeting, and what I can bring with me into the meeting?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4. What is the “record date” for the Annual Meeting?

February 29, 2008.

5. Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6. Which IBM shares are included in the proxy card I received?

For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan (formerly known as the IBM Savings Plan): The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stockholdings as of the record date.

7. May I vote my shares in person at the Annual Meeting?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8. Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM Stock Fund Investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by April 24, 2008, or otherwise ensure that your card is signed, returned and received by April 24, 2008. If instructions are not received over the Internet or by telephone by April 24, 2008, or if the signed card is not returned and received by such date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9. May I change or revoke my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10. How can I contact IBM’s transfer agent?

You may write or call Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940 Telephone: 781-575-2727.

11. Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be brought before the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

12. I understand that a “quorum” of stockholders is required in order for the Company to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

13. How many shares of IBM stock are “outstanding”?

As of February 8, 2008, there were 1,384,330,881 common shares outstanding and entitled to be voted.

14. Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

Here are the required approvals:

IS BROKER
DISCRETIONARY
	VOTE	VOTING
PROPOSAL	REQUIRED	ALLOWED?
Election of Directors	Plurality of votes cast*	Yes
Ratification of appointment of PricewaterhouseCoopers LLP	Majority of votes cast	Yes
Stockholder Proposals**	Majority of votes cast	No

*	At its Annual Meeting in 2009, the Company intends to seek stockholder approval to amend its certificate of incorporation to provide for majority voting for directors in uncontested elections.

**	precatory

15. What is “Broker Discretionary Voting”?

This refers to the New York Stock Exchange rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers.

16. Are abstentions, broker non-votes and withheld votes counted as votes cast?

No. Under the laws of New York, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered “votes cast” based on current state law requirements and IBM’s certificate of incorporation and by-laws.

17. Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc).

18. Where can I find the voting results of the Annual Meeting?

The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website as well as in our quarterly report on Form 10-Q for the quarter ending June 30, 2008.

19. Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

20. How do I submit a proposal for inclusion in IBM’s 2009 proxy material?

Stockholder proposals may be submitted for IBM’s 2009 proxy material after the 2008 Annual Meeting but must be received no later than 5 p.m. EST on November 10, 2008. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, New Orchard Road, Mail Drop 301, Armonk, N.Y. 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of the Company and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

21. How do I submit an item of business for the 2009 Annual Meeting?

Stockholders who intend to present an item of business at the 2009 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s Proxy Statement) must provide notice of such business to the Company’s Secretary no earlier than October 11, 2008 and no later than November 10, 2008, as set forth more fully in the Company’s by-laws.

22. I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

23. What is “Householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report from a company, single bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank broker or other intermediary may be householding your account if you hold your shares in street name.

24. If I’m a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

25. Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

26. Did IBM utilize the SEC’s new e-proxy rules for delivery of the proxy materials this year?

No. IBM delivered its proxy materials in the same manner as it has in the past. However, many stockholders have previously consented to receive electronic delivery of proxy materials.

27. I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at www.ibm.com/investor and select “Stockholder services”, select “Consent for materials on-line” and then follow the instructions for either “Stockholders of record” or “Beneficial stockholders”.

28. I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940, or by telephoning 781-575-2727.

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

29. Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by the Company through the mail, in person and by telecommunications. The cost of this solicitation will be borne by the Company. In addition, management has retained Morrow & Co., Inc., to assist in soliciting proxies for a fee of approximately $40,000, plus reasonable out-of-pocket expenses.

Daniel E. O’Donnell

Vice President and Secretary

March 10, 2008

Appendix A. Director Independence Standards

A director is considered independent if the Board makes an affirmative determination after a review of all the relevant information that the director has no material relationship with the Company. The Board has established the following standards to assist it in assessing director independence.

1. A director will not be considered independent if:

i.                                          The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

ii.                                       The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) does not preclude a determination of independence for the director;

iii.                                    (A) The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

iv.                                   The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

v.                                      The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues;

in each case in accordance with the corporate governance standards of, and any related commentary and guidance from, the New York Stock Exchange.

2. Relationships of the following types will not be considered material relationships that would impair a director’s independence:

 i.                                       Payments between the Company and any other company at which a director is a current employee or an immediate family member of a director is a current executive officer, if such payments are less than the threshold set forth above in Section 1(v);

ii.                                       Contributions by the Company to any tax exempt organization at which a director serves as an executive officer, director, trustee or equivalent, if within the preceding three years, such contributions did not exceed the greater of $1 million or 2% of such organization’s consolidated gross revenues;

iii.                                    Relationships between any extended family member of a director (i.e., not an immediate family member) and the Company or its external auditor;

iv.                                   Membership in, or association with, the same professional association, social, educational, fraternal or religious organization, club or institution, as an executive officer or another director of the Company;

v.                                      Service on the board of another company at which an executive officer or another director of the Company also serves as a board member, except as set forth in Section 1(iv) above; and

vi.                                   Employment by a director at another company, or service on the board of another company by a director, where the external auditor for such other company is also the external auditor for the Company.

Immediate Family Member. An “immediate family member” includes a director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director’s home.

Printed on recycled paper and recyclable

Admission Ticket
C123456789
000000000.000000 ext

Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Vote by Internet • Log on to: www.ibm.com/investor/vote

Vote by telephone
• Within the United States, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call.

Mark your votes with an X as shown in this example. Please do not write outside the designated areas.	• Outside the United States, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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PROXY/VOTING INSTRUCTION CARD

SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

IBM’s Directors recommend a vote FOR Proposals 1 – 2.

1. Election of Directors for a Term of One Year
    (Director nominees are listed on the reverse side)

☐	Mark here to vote FOR all nominees; or	☐	Mark here to WITHHOLD vote from all nominees; or

☐	Mark here to vote FOR all EXCEPT: To withhold a vote for one or more nominees, mark the box to the left and write the name(s) of the nominee(s) below:

		For	Against	Abstain
2.	Ratification of Appointment of Independent Registered Public Accounting Firm (Page 71)	☐	☐	☐

IBM’s Directors recommend a vote AGAINST Proposals 3 – 7.
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
3. Stockholder Proposal on Cumulative Voting (Page 72)	☐	☐	☐	5. Stockholder Proposal on Board Committee on Human Rights (Page 74)	☐	☐	☐	7. Stockholder Proposal on Advisory Vote on Executive Compensation (Page 77)	☐	☐	☐

4. Stockholder Proposal on Executive Compensation (Page 72)	☐	☐	☐	6. Stockholder Proposal on Special Meetings (Page 75)	☐	☐	☐	Mark the box to the right if you plan to attend the Annual Meeting.		☐

Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone.
Date (mm/dd/yyyy) — Please print date below.	Signature(s) — Please keep signature(s) within the box.

Annual Meeting Admission Ticket

This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 29, 2008, at 10 a.m. in the Ballroom of the Charlotte Convention Center, 501 South College Street, Charlotte, North Carolina.

Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable.

PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

Dear IBM Stockholder:

Your vote is important. Please read both sides of the attached 2008 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card.

You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 29, 2008, at 10 a.m. in the Ballroom of the Charlotte Convention Center, 501 South College Street, Charlotte, North Carolina. If you plan to attend the Annual Meeting, you should either mark the box provided on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system.

We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder.

Daniel E. O’Donnell
Vice President and Secretary

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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International Business Machines Corporation Armonk, New York 10504

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 29, 2008

Samuel J. Palmisano, Mark Loughridge, Robert C. Weber and Daniel E. O’Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Ballroom of the Charlotte Convention Center, 501 South College Street, Charlotte, North Carolina, at 10 a.m. on Tuesday, April 29, 2008, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2008 ANNUAL MEETING AND PROXY STATEMENT.

THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2008 ANNUAL MEETING AND PROXY STATEMENT.

UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED.

Director nominees:

01. C. Black	04. M.L. Eskew	07. J.W. Owens	10. S. Taurel
02. W.R. Brody	05. S.A. Jackson	08. S.J. Palmisano	11. L.H. Zambrano
03. K.I. Chenault	06. L.A. Noto	09. J.E. Spero

(Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.)